SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Definitive Additional Materials
☐	Soliciting Material under sec.240.14a-12
MICHAEL BAKER CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)
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MICHAEL BAKER CORPORATION
Airside Business Park
100 Airside Drive
Moon Township, PA 15108

NOTICE OF ANNUAL MEETING
AND PROXY STATEMENT

Dear Shareholder:

We invite you to attend the annual meeting of shareholders of Michael Baker Corporation (“Michael Baker”) on May 26, 2010 at 10:00 a.m. in Pittsburgh, Pennsylvania.

These materials include the formal notice of the meeting and the Proxy Statement. The Proxy Statement tells you more about the items upon which we will vote at the meeting, which include:

1. Election of directors;

2. Approval of Michael Baker’s Employee Stock Purchase Plan;

3. Approval of Michael Baker’s Long-Term Incentive Plan; and

4.	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

It also explains how the voting process works, gives personal information about Michael Baker’s director candidates, describes the principle features of the Employee Stock Purchase Plan and Long-Term Incentive Plan, and addresses the rationale for ratifying the selection of Deloitte & Touche LLP.

Pursuant to rules recently adopted by the Securities and Exchange Commission, we have provided access to our Proxy Statement and 2009 Annual Report to Shareholders, referred to as our “Proxy Materials”, over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners. You will have the ability to access the Proxy Materials on a website referred to in the Notice or request a printed set of the Proxy Materials and proxy card. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy may be found in the Notice. In addition, you may request delivery of future annual meeting proxy materials in printed form by mail or electronically by email on an ongoing basis.

Whether or not you plan to attend the annual meeting, please cast your vote by proxy over the Internet, by telephone or by requesting a proxy card to complete, sign, date and return in the mail, by following the instructions provided in the Notice. Regardless of the method used, please vote your shares so that enough shares are represented to allow us to conduct the business of the annual meeting. Voting over the Internet, by telephone or by proxy card does not affect your right to vote in person if you attend the annual meeting.

Sincerely yours,

H. James McKnight
Secretary

April 16, 2010

NOTICE OF 2010 ANNUAL MEETING

Date, Time and Place

•	May 26, 2010

•	10:00 a.m.

•	Doubletree Hotel, 8402 University Blvd., Coraopolis, PA 15108, (412) 329-1400

Purpose

•	Elect nine (9) directors to serve for a one-year term.

•	Approve Michael Baker’s Employee Stock Purchase Plan.

•	Approve Michael Baker’s Long-Term Incentive Plan.

•	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

•	Conduct other business if properly raised.

Procedures

•	Please vote over the Internet, by telephone or by requesting a proxy card as requested by the Board.

•	Only shareholders of record on April 6, 2010 receive notice of, and may vote at, the meeting.

Your vote is important. Please vote over the Internet, by telephone or by requesting a proxy card.

H. James McKnight
Secretary

April 16, 2010

i

GENERAL

We have made these materials available over the Internet, and for those who have received or may request to receive the materials in hard copy the proxy materials have been sent to you, on or about April 16, 2010 because the Board of Directors of Michael Baker Corporation (“Michael Baker”) is soliciting your proxy to vote at Michael Baker’s 2010 annual meeting of shareholders.

Who May Vote

Shareholders of Michael Baker as reflected in Michael Baker’s stock records at the close of business on April 6, 2010 may vote. You have one vote for each share of Michael Baker common stock you own, and you have cumulative voting rights in the election of directors. Cumulative voting entitles you to that number of votes in the election of directors equal to the number of shares of Michael Baker common stock you own, multiplied by the total number of directors to be elected. Under cumulative voting, you may cast the total number of your votes for one nominee or distribute them among any two or more nominees as you choose. Shares represented by proxies, unless otherwise indicated on the proxy card, will be voted cumulatively in such manner that the number of shares voted for each nominee (and for any substitute nominated by the Board of Directors, if any nominee listed becomes unable or is unwilling to serve) will be as nearly equal as possible. The nine nominees receiving the highest number of affirmative votes cast at the annual meeting by the holders of common stock voting in person or by proxy, a quorum being present, will be elected as directors.

One-Page Notice Regarding Internet Availability of Proxy Materials

Pursuant to rules recently adopted by the Securities and Exchange Commission, we have provided access to our Proxy Statement and 2009 Annual Report to Shareholders, referred to as our “Proxy Materials”, over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners. You will have the ability to access the Proxy Materials on a website referred to in the Notice or request a printed set of the Proxy Materials and proxy card. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy may be found in the Notice. In addition, you may request delivery of future annual meeting proxy materials in printed form by mail or electronically by email on an ongoing basis.

How to Vote

You can direct your vote by proxy as follows:

•	Via the Internet: You may submit voting instructions to the proxy holders through the Internet by following the proxy voting instructions found in the Notice.

•	By Telephone: You may submit voting instructions to the proxy holders by telephone by following the proxy voting instructions found in the Notice.

•	By Mail or Facsimile: You may sign, date and return proxy cards in the pre-addressed, postage-paid envelope that will be provided or by facsimile if a printed Proxy Statement is requested.

•	At the Meeting: If you attend the annual meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

How a Proxy Works

Giving Michael Baker a proxy means that you authorize Michael Baker to vote your shares in accordance with your directions. If you give Michael Baker a proxy, but do not direct how to vote your shares on each proposal, your shares will be voted in favor of each proposal.

You may receive more than one Notice depending on how you hold your shares. Shares registered in your name are generally covered by one Notice. If you hold shares through someone else, such as a stockbroker, then you may get material from them asking you how you want to vote.

Changing Your Vote

You may revoke your proxy before it is voted by submitting a new proxy with a later date, including a proxy submitted over the Internet or by telephone, by voting in person at the meeting or by notifying Michael Baker’s Secretary in writing.

Common Stock Outstanding

As of the close of business on April 6, 2010, approximately 8,907,298 shares of Michael Baker common stock were issued and outstanding.

Quorum and Voting Information

Quorum

In order to conduct the business of the meeting, there must be a quorum. This means at least a majority of the issued and outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. You are considered a part of the quorum if you vote over the Internet, vote by telephone or submit a properly signed proxy card if you received one. Votes withheld, broker non-votes and abstentions, as well as votes for or against a proposal, are counted as eligible votes represented at the meeting in determining a quorum. Broker non-votes are proxies submitted by brokers that do not indicate a vote for a proposal because the broker does not have discretionary voting authority and has not received instructions as to how to vote on the proposal.

Election of Directors

If a quorum is present at the meeting, then the nine director candidates receiving the greatest number of votes cast will be elected to fill the open seats on the Board of Directors.

Approval of the Employee Stock Purchase Plan

If a quorum is present at the meeting, then the adoption of Michael Baker’s Employee Stock Purchase Plan will be approved if the majority of the votes cast on the proposal by the holders of shares is in favor of the proposal.

Approval of the Long-Term Incentive Plan

If a quorum is present at the meeting, then the adoption of Michael Baker’s Long-Term Incentive Plan will be approved if the majority of the votes cast on the proposal by the holders of shares is in favor of the proposal.

Ratification of the Selection of Deloitte & Touche LLP

If a quorum is present at the meeting, then the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 will be approved if the majority of the votes cast on the proposal by the holders of shares is in favor of the proposal.

Other Matters

If a quorum is present, then any proposal other than the election of directors, the approval of the adoption of the Employee Stock Purchase Plan, the approval of the adoption of the Long-Term Incentive Plan and the ratification of the selection of Deloitte & Touche LLP will be approved if a majority of the votes cast (in person or by proxy) are in favor of the proposal, unless the matter requires more than a majority of votes cast under statute or Michael Baker’s bylaws. There are no other proposals included in this Proxy Statement or expected to come before the Annual Meeting.

Abstentions and Broker Non-Votes

Under Pennsylvania law, an abstention or a broker non-vote is not considered a vote cast or considered in the calculation of the majority of votes cast and, therefore, will have no effect on the vote for an item.

COMMON STOCK OWNERSHIP

Director and Executive Officer Stock Ownership

Under the proxy rules of the Securities and Exchange Commission, a person beneficially owns Michael Baker common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired, by exercising options or otherwise, within 60 days. The table below shows the amount and percentage of Michael Baker common stock that is beneficially owned, as of April 6, 2010, by the named executive officers in the “Summary Compensation Table,” Michael Baker’s current non-employee directors/nominees, and all of Michael Baker’s directors and executive officers as a group. Each person has sole voting power and sole dispositive power, unless indicated otherwise. No shares have been pledged as security by the named executive officers, directors or director nominees.

	Shares of Common
	Stock Owned	Percent
Executive Officer	(1)(2)(3)	of Class

G. John Kurgan	28,747	*
Bradley L. Mallory	2,133	*
H. James McKnight	225	*
Craig O. Stuver	2,118	*
John D. Whiteford	—	*
Edward L. Wiley	9,025	*
Michael Zugay	854	*

	Shares of Common
	Stock Owned	Percent
Non-employee Director/Nominee	(1)(2)(3)	of Class

Robert N. Bontempo	35,500	*
Nicholas P. Constantakis	40,000 (4)	*
Robert H. Foglesong	14,000	*
Mark E. Kaplan	7,000	*
John E. Murray Jr.	20,500	*
Pamela S. Pierce	17,500	*
Richard L. Shaw	29,000 (5)	*
David N. Wormley	7,000	*
Directors and Executive Officers as a Group (21 persons)	220,418	2.5%

*	Less than 1%

(1)	This amount includes the number of shares of common stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the Michael Baker 401(k) Plan, referred to as the “Baker 401(k) Plan” and as to which they are entitled to give binding voting instructions to the trustee of the Baker 401(k) Plan: Mr. Kurgan 4,855 shares, Mr. Mallory 837 shares, Mr. McKnight 225 shares, Mr. Stuver 1,474 shares, Mr. Wiley 9,025 and Mr. Zugay 854 shares and all directors and executive officers as a group 23,402 shares. Baker 401(k) Plan holdings have been rounded to the nearest full share.

(2)	This amount includes options that are exercisable on or within 60 days of April 6, 2010 as follows: Mr. Shaw 14,000 shares, Dr. Bontempo 19,000 shares, Mr. Constantakis 14,000 shares, General Foglesong 8,000 shares, Dr. Murray 4,000 shares, Ms. Pierce 10,000 shares, Mr. Kaplan 4,000 shares, Dr. Wormley 4,000 shares and all directors and executive officers as a group 92,486 shares.

(3)	This amount includes restricted stock over which the Directors do not have dispositive power until restrictions lift as follows: Mr. Shaw 3,000 shares, Dr. Bontempo 3,000 shares, Mr. Constantakis 3,000 shares, General Foglesong 3,000 shares, Dr. Murray 3,000 shares, Ms. Pierce 3,000 shares, Mr. Kaplan 3,000 shares, and Dr. Wormley 3,000 shares.

(4)	This amount includes 19,000 shares gifted by Mr. Constantakis to his spouse for which Mr. Constantakis disclaims beneficial ownership.

(5)	This amount includes 7,500 shares gifted by Mr. Shaw to his spouse for which Mr. Shaw disclaims beneficial ownership.

Owners of More Than 5%

The following table shows shareholders who are known to Michael Baker to be a beneficial owner of more than 5% of Michael Baker’s common stock as of December 31, 2009.

	Shares of		Percent
Name and Address of Beneficial Owner	Common Stock(1)		of Class

Baker 401(k) Plan	999,109	(2)	11.22%
Michael Baker Corporation Airside Business Park 100 Airside Drive Moon Township, PA 15108
Corbyn Investment Management, Inc.	615,657	(3)	6.92%
2330 W. Joppa Road, Suite 108 Lutherville, MD 21093
Wellington Management Company, LLP	484,799	(4)	5.45%
75 State Street Boston, MA 02109
BlackRock, Inc.	467,488	(5)	5.26%
40 East 52nd Street New York, NY 10022

(1)	Under Securities and Exchange Commission regulations, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite such person’s name.

(2)	The Baker 401(k) Plan requires the trustee to vote the shares held by the trust in accordance with the instructions from the participants for all shares allocated to such participants’ accounts. Allocated shares for which no such instructions are given and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given. In the case of a tender offer, allocated shares for which no instructions are given are not voted or tendered and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given.

(3)	According to the Schedule 13G filed January 19, 2010, Corbyn Investment Management, Inc. beneficially owns 232,380 shares, while Greenspring Fund, Inc., for which Corbyn Investment Management, Inc. serves as investment advisor, beneficially owns 383,277 shares. Due to its power to direct the disposition and direct the vote over such shares, Corbyn Investment Management, Inc. shares both dispositive and voting power with respect to the 615,657 shares.

(4)	According to the Schedule 13G filed February 12, 2010, Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own 484,799 shares which are held of record by clients of Wellington Management Company, LLP.

(5)	According to the Schedule 13G filed January 29, 2010, BlackRock, Inc. has sole voting and dispositive power with respect to all 467,488 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Michael Baker’s directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of Michael Baker stock. Directors and officers must furnish Michael Baker with copies of these reports. Based on these copies and directors’ and executive officers’ representations, Michael Baker believes all directors and executive officers complied with the requirements in 2009, except for the reporting of the exercise of options and sale of 14,000 shares by Dr. Murray, which was reported late on a Form 4 filed December 1, 2009, the sale of 2,951 shares by Mr. Kurgan, which was reported late on a Form 4 filed December 2, 2009, and the sale of 200 shares by Mr. David G. Higie, Vice President of Corporate Communications and Investor Relations, which was reported late on a Form 4 filed December 2, 2009.

PROPOSAL 1 — ELECTION OF DIRECTORS

Michael Baker’s Board of Directors currently has nine members. Robert N. Bontempo, Nicholas P. Constantakis, Robert H. Foglesong, Mark E. Kaplan, Bradley L. Mallory, John E. Murray, Jr., Pamela S. Pierce, Richard L. Shaw and David N. Wormley, whose terms of office are expiring, have been nominated to serve for new terms ending in 2011. All nominations were made by the Governance and Nominating Committee of the Board, as further described in “The Governance and Nominating Committee” on page 12, and approved by the entire Board of Directors.

Vote Required

Your proxy will be voted “for” the election of these nominees, unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes Michael Baker to vote for a replacement nominee if the Board names one.

Only votes “for” a candidate are counted in the election of directors. The nine nominees who receive the most votes will be elected as directors.

The Board recommends you vote “for” each of the following candidates.

Director Nominees

The following table sets forth certain information regarding the nominees as of April 6, 2010. All of the nominees are continuing directors who were elected directors by Michael Baker’s shareholders at the 2009 Annual Meeting. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years.

Robert N. Bontempo, Ph.D. Age 50 Director since 1997	Professor at Columbia University School of Business since 1994. Formerly: Assistant Professor of International Business at Columbia University Graduate School of Business from 1989 to 1994.

Dr. Bontempo has extensive experience counseling international businesses on a wide range of strategic issues and is widely recognized as an expert on matters relating to corporate organization. His expertise brings valuable perspective and insight to our Board with respect to organizational, business and market requirements.

Nicholas P. Constantakis, CPA Age 70 Director since 1999	Retired. Formerly: Partner, Andersen Worldwide SC (independent public accountants and consultants) from 1961 to 1997. Holds numerous investment company directorships in the Federated Fund Complex (a series of investment companies) where he is a member of the Audit Committee. From 2005 to 2008 he was Chairman of the Audit Committee of the Federated Fund Complex.

Mr. Constantakis’ accounting and financial experience qualifies him to head our audit committee, as does his role with the Federated Fund Complex. His background and experience have enabled him to provide an important leadership perspective in particular to the audit committee.

General (Ret.) Robert H. Foglesong Age 64 Director since 2006	Founded and leads the Appalachian Leadership and Education Foundation (a nonprofit organization focused on building leadership skills in today’s youth), where he is President and Chief Executive Officer, and serves as a director of Massey Energy Company (a coal producer), and Stark Aerospace Inc. (an aerospace defense contractor). General Foglesong serves on the Audit Committee and as the Chairman of the Finance Committee of Stark Aerospace Inc., and the Audit, Governance and Safety Committees, and is the Chairman of the Compensation Committee of Massey Energy Company. Formerly: President of Mississippi State University. Prior to Mississippi State University, General Foglesong had a 33-year career with the United States Air Force, including serving as Vice Commander, and retired in 2006 as a four star general and Commander, United States Air Force Europe. General Foglesong was formerly a director at CDEX Inc. (a chemical technology company).

General Fogelsong has high-level executive leadership, management and organization skills with a unique perspective. His prior positions provided him with extensive experience in all aspects of executive leadership, including financial, budgeting, administration and personnel. His other directorships also have provided broad experience in Board matters.

Mark E. Kaplan, CPA Age 48 Director since 2008	Senior Vice President, Chief Financial Officer and Treasurer of Duquesne Light Holdings (an energy service provider) since 2005. Formerly: Director of the Wesmark Funds (a mutual fund complex), where he was the Chairman of the Audit Committee. Managing Director of CLJ Consulting Group (management consulting) from 2004 to 2005. Prior to CLJ Consulting Group, Mr. Kaplan served in various capacities with Weirton Steel Corporation (integrated steel mill), including President and Chief Financial Officer, from 1995 to 2004.

Mr. Kaplan’s background and experience provide the Board and Michael Baker with a high level of expertise in financial and accounting matters. These skills have served the Board and Michael Baker well, especially with respect to financial and strategic initiatives and acquisition and divestiture activities.

Bradley L. Mallory Age 57 Director since 2008	President and Chief Executive Officer of Michael Baker Corporation since February 2008. Formerly: Chief Operating Officer of Michael Baker Corporation from October 2007 to February 2008; President of Engineering of Michael Baker Jr., Inc. from November 2003 to October 2007; Senior Vice President of Michael Baker Jr., Inc. from March 2003 to October 2003; Secretary of Transportation of the Commonwealth of Pennsylvania from 1995 to 2003.

Mr. Mallory is a highly experienced executive. His prior role as Pennsylvania Secretary of Transportation gives him a valuable perspective to relating to Michael Baker’s customer base. His leadership and business acumen have been critical elements in Michael Baker’s recent success. As the only management representative on the Board, Mr. Mallory provides a critical contribution to Board discussions.

John E. Murray, Jr., S.J.D. Age 77 Director since 1997	Chancellor of Duquesne University since 2001 and Professor of Law of Duquesne University since 1995. Formerly: President of Duquesne University from 1988 until 2001; Dean of University of Pittsburgh and Villanova University Schools of Law. Held numerous investment company directorships in the Federated Fund Complex until December 2008, including the Chairman of the Board of the Federated Fund Complex.

Dr. Murray has outstanding leadership and business experience, including service on other boards. His roles have included responsibility for all aspects of organizational leadership, including administration, financial, strategic and personnel. Dr. Murray’s legal background also provides him with extensive knowledge and experience with respect to risk management and regulatory compliance issues.

Pamela S. Pierce Age 55 Director since 2005	Executive Vice President of ZTown Investments, Inc. (private oil and gas producers). Formerly: A member of the Board of Directors and Chair of the Compensation Committee of Laredo Petroleum, Inc. (private oil and gas producers), President of Huber Energy (a private energy company) until 2004 and President and Chief Executive Officer of Mirant Americas Energy Capital and Production Company (an energy company) from 2000 until 2002.

Ms. Pierce is a highly experienced business executive with extensive knowledge of the energy industry, which until very recently was a substantial part of Michael Baker’s business. Her business acumen enhances the Board’s discussions on all issues affecting Michael Baker and her leadership insights contribute significantly to the Board’s decision making process.

Richard L. Shaw Age 82 Director since 1965	Chairman of the Board of Michael Baker Corporation since 1993. Formerly: Chief Executive Officer of Michael Baker Corporation from September 2006 to February 2008; Chief Executive Officer from 1999 to 2001; President and Chief Executive Officer from 1993 through 1994 and President and Chief Executive Officer from 1984 to 1992. Mr. Shaw has held various positions since joining Michael Baker Corporation in 1952.

Mr. Shaw’s tenure of over 50 years with Michael Baker provides an unparalleled level of knowledge of its business, markets and people. His vast experience provides Michael Baker with extensive executive and leadership perspective. Mr. Shaw has a deep understanding of Michael Baker’s business, operations and strategic direction which make him uniquely qualified to lead our Board.

David N. Wormley, Ph.D. Age 70 Director since 2008	Dean of the College of Engineering at Pennsylvania State University since 1992 and a member of the Board of Directors of Sun Hydraulics Inc. (designer and manufacturer of cartridge valves and manifolds) since 1992 where he serves as the Chair of the Nominating Committee and as a member of the Compensation Committee. Formerly: Associate Dean of Engineering at Massachusetts Institute of Technology (MIT) from 1991 to 1992, and Head of MIT’s Department of Mechanical Engineering from 1982 to 1991.

Dr. Wormley is a widely regarded scholar in the field of engineering, which is the basis of Michael Baker’s business. His knowledge of this area provides the Board with a high level of expertise with respect to Michael Baker’s core services, personnel and customer needs. His technical and industry expertise provide an invaluable addition to the Board’s deliberations.

The Board and Committees

The Board met eight times during 2009. All directors then serving participated in at least 75% of all meetings of the Board and the committees on which they served in 2009 with the exception of Dr. Murray, who attended 60% of the Executive Committee meetings. The standing Board committees that help the Board fulfill its duties include the Executive Committee, the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, and the Health, Safety, Environmental and Compliance Committee.

The Board has adopted categorical standards to assist it in determining whether its members meet the independence requirements of the NYSE Amex. The Board has reviewed the independence of its members under the NYSE Amex listing standards and has determined that a majority of its members are independent. Specifically, none of the following directors, Dr. Bontempo, Mr. Constantakis, General (Ret.) Foglesong, Mr. Kaplan, Dr. Murray, Ms. Pierce and Dr. Wormley, has a material relationship with Michael Baker and each such director meets the independence requirements of the NYSE Amex.

It is Michael Baker’s policy that all directors attend the annual meeting of shareholders if reasonably possible. All directors then serving attended the 2009 annual meeting of shareholders with the exception of Ms. Pierce.

The Board Leadership Structure and Risk Oversight

The Board operates under the leadership of the Chairman. There is no prohibition in Michael Baker’s bylaws that precludes the Chairman from also assuming the role of Chief Executive Officer. It is, however, Michael Baker’s common practice to have a different individual fill the role of Chairman and Chief Executive Officer, except for during times of transition when the same person may fill both roles in an interim capacity while an appropriate candidate is found to assume the vacant position. Michael Baker feels the current leadership structure provides the appropriate balance of oversight, independence, administration and hands-on involvement in Board activities that are required for the efficient conduct of corporate governance activities.

The Board takes an active role in overseeing Michael Baker’s risks, including but not limited to those created by legislative, business regulatory, and public policy changes. Michael Baker’s management is responsible for managing these risks, which it does through several individuals, including the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer, and through an individual designated as the Chief Risk Officer, who is responsible for overseeing Michael Baker’s enterprise risk management program. The Board receives periodic updates from management on these and other risks at its scheduled meetings throughout the year.

Oversight of certain specific key risks has been delegated by the Board to various standing committees. The oversight of risks associated with Michael Baker’s various compensation programs, including incentive compensation, has been delegated to and is monitored by the Compensation Committee. The monitoring of audit and key financial risks is the responsibility of the Audit Committee, which contains at least one individual who has been deemed an “audit committee financial expert” in accordance with the rules of the Securities and Exchange

Commission. Risks associated with job safety and related to health compliance, as well as changes in regulations affecting workplace safety, are overseen by Michael Baker’s Health, Safety, Environmental and Compliance Committee. The Audit Committee, the Compensation Committee, and the Health, Safety, Environmental and Compliance Committee report their activities to the Board periodically as needed.

The Executive Committee

The Executive Committee has all of the powers of, and the right to exercise all of the authority of, the Board of Directors in the management of the business and affairs of Michael Baker. The Executive Committee met five times in 2009. The Executive Committee members are Mr. Shaw, Mr. Mallory and Drs. Bontempo and Murray. Mr. Shaw serves as the Executive Committee’s Chairman.

The Audit Committee

The Audit Committee acts under a written charter, which was amended and restated by the Board of Directors on August 4, 2009. The Audit Committee has reviewed and reassessed the adequacy of the Audit Committee Charter on an annual basis. A current copy of the Audit Committee Charter is available on Michael Baker’s website at http://www.mbakercorp.com and available in print to any shareholder upon request.

The Audit Committee met nine times in 2009. The Audit Committee members are Mr. Constantakis, Mr. Kaplan and Ms. Pierce. Mr. Constantakis was appointed Chairman of the Audit Committee on November 1, 2007. Mr. Kaplan was appointed to the Audit Committee in February 2008. Ms. Pierce was appointed to the Audit Committee in September 2008. The Board of Directors has concluded that all Audit Committee members are independent as defined by the NYSE Amex listing standards. In addition, the Board has determined that Mr. Constantakis and Mr. Kaplan each qualify as an “audit committee financial expert,” as such term is defined by the regulations of the Securities and Exchange Commission.

The Audit Committee assists the Board in overseeing the accounting and financial reporting processes of Michael Baker. It is directly responsible for appointing, compensating, retaining and overseeing the work of the independent registered public accounting firm engaged by Michael Baker. The functions performed by the Audit Committee include:

•	appointing the independent registered public accountants;

•	reviewing with the independent registered public accountants the plan for, and the results of, the auditing engagement;

•	approving professional services to be provided by the independent registered public accountants before the services are performed;

•	reviewing the independence of the independent registered public accountants;

•	overseeing the work of the independent registered public accountants;

•	discussing Michael Baker’s financial statements with the independent registered public accountants and management; and

•	reviewing Michael Baker’s system of internal accounting controls.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Michael Baker regarding accounting, internal controls or auditing matters. The Audit Committee has oversight of the internal audit function, including reviewing the annual internal audit plan and assessing the internal audit function’s performance.

The Audit Committee considers whether the independent registered public accountants’ provision of non-audit related services is compatible with maintaining the independence of the independent registered public accountants.

The Audit Committee Report

The Audit Committee is responsible for reviewing Michael Baker’s financial reporting process on behalf of the Board of Directors. Management of Michael Baker has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In the performance of the Audit Committee’s oversight function, the Audit Committee meets with management periodically to consider the adequacy of Michael Baker’s internal controls and the objectivity of its financial reporting. The Audit Committee meets privately with the independent registered public accountants of Michael Baker, who have unrestricted access to the Audit Committee. Specifically, the Audit Committee reviewed and discussed the consolidated balance sheet of Michael Baker and its subsidiaries as of December 31, 2009, and the related consolidated statements of income, shareholders’ investment and cash flows, for the year then ended, with management of Michael Baker and the independent registered public accountants. These consolidated financial statements, which are the responsibility of Michael Baker’s management, are included in Michael Baker’s annual report to shareholders and in Michael Baker’s annual report on Form 10-K as filed with the Securities and Exchange Commission. They have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and their report thereon, which accompanies the consolidated financial statements, is an important part of Michael Baker’s reporting responsibility to its shareholders. Based on the Audit Committee’s review of the consolidated financial statements and the discussions with Michael Baker’s management and the independent registered public accountants, the Audit Committee is responsible for making a recommendation to the Board of Directors of Michael Baker regarding inclusion of the audited financial statements in Michael Baker’s annual report on Form 10-K.

The Audit Committee has met with the independent registered public accountants and discussed the matters that they are required to communicate to the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance) relating to the conduct of the audit. These items include, but are not limited to, significant issues identified during the audit such as management judgments and accounting estimates, accounting policies, proposed audit adjustments, financial statement disclosure items and internal control issues, and if there were any disagreements with management or difficulties encountered in performing the audit.

Michael Baker’s independent registered public accountants also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee has met with and discussed the independent registered public accountants’ independence. The Audit Committee has determined that Deloitte & Touche LLP are independent auditors with respect to Michael Baker within the meaning of the federal securities laws and the rules and regulations thereunder and Rule 3200T of the Public Company Accounting Oversight Board.

As part of the ongoing oversight process, the Audit Committee, with the advice of legal counsel, Michael Baker’s independent registered public accountants and other advisors, has adopted and implemented in a timely manner any new rules and regulations promulgated by the Securities and Exchange Commission and NYSE Amex.

Based on the Audit Committee’s review and discussions, the Audit Committee has recommended to Michael Baker’s Board of Directors that the aforementioned 2009 audited financial statements be included in Michael Baker’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

Respectfully submitted,

Nicholas P. Constantakis	Mark E. Kaplan	Pamela S. Pierce

The Compensation Committee

The Compensation Committee acts under a written charter, which is available on Michael Baker’s website at http://www.mbakercorp.com and available in print to any shareholder upon request.

The Compensation Committee provides assistance to the Board relating to the compensation of Michael Baker’s officers and directors. The Committee’s principal responsibilities include:

•	reviewing and approving Michael Baker’s compensation philosophy;

•	reviewing and approving the executive compensation programs, plans and awards; and

•	overseeing Michael Baker’s short-term and long-term incentive plans and other stock or stock-based plans.

The Compensation Committee ensures that the compensation of Michael Baker’s executives and other key employees is fair and competitive, as well as in compliance with applicable laws.

The Chief Executive Officer approves salary adjustments for executive officers based on research provided by the Chief Resource Officer. A final comparison is made to verify that the total percentage increase in compensation paid to the executive officers as a group is not disproportionate to the percentage increase applicable to other Michael Baker employee groups. The Compensation Committee annually reviews market data by reviewing executive compensation surveys compiled by third-party consultants, compensation of an industry peer group and compensation of a group of local companies to assess Michael Baker’s competitive position for the components of executive compensation (base salary and short-term incentive compensation).

The Compensation Committee annually reviews market data compiled by third-party consultants, along with general industry information and other relevant sources to assess the competitiveness of the Chief Executive Officer’s salary, and based on this review, and in consideration of the terms of the Chief Executive Officer’s Employment Agreement, as described below, approves in advance any salary increase for the Chief Executive Officer.

Pursuant to its charter, the Compensation Committee is authorized to engage compensation consultants of its selection to advise it with respect to Michael Baker’s salary and incentive compensation and benefits programs. The Compensation Committee has historically engaged compensation consultants for a variety of purposes. The Compensation Committee regularly reviews data from multiple third party sources in connection with performance of its duties, including data compiled by or provided by compensation consultants. Mercer (US) Inc. (“Mercer”) assisted in providing information concerning Michael Baker’s short-term incentive compensation plan. The Compensation Committee engaged Mercer to assist in determining the 2009 compensation of Michael Baker’s Chief Executive Officer and the Compensation Committee conducted a competitive analysis for its other executive officers based on a variety of sources.

In regard to Michael Baker’s non-employee directors, the Compensation Committee also uses data from an industry peer group and local companies and survey data compiled by third-party consultants to assess and determine the level of director compensation. This data is compiled by the Chief Resource Officer and provided to the Compensation Committee. Director compensation is reviewed and approved by the full Board of Directors.

The Compensation Committee also adopts or amends incentive compensation plans and equity award plans in which the executive officers and non-employee directors are participants.

The Compensation Committee met five times in 2009. The Compensation Committee members are Drs. Murray and Bontempo and Mr. Constantakis. Dr. Bontempo was appointed as the Compensation Committee’s Chairman on September 9, 2008. All of the members of the Compensation Committee are non-employee directors satisfying the independence standards of the NYSE Amex listing standards.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in 2009, Drs. Murray and Bontempo and Mr. Constantakis, are non-employee directors who satisfy the independence standards of the NYSE Amex listing standards.

During 2009, Michael Baker had no interlocking relationships in which (i) an executive officer of Michael Baker served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of Michael Baker; (ii) an executive officer of Michael Baker served as a director of another entity, one of whose executive officers served on the Compensation Committee of Michael Baker; or (iii) an executive officer of Michael Baker served as a member of the compensation committee of another entity, one of whose executive officers served as a director of Michael Baker. No member of the Compensation Committee was at any time during the 2009 fiscal year or at any other time an officer or employee of the Company, and no member had any relationship with Michael Baker requiring disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.

Report of the Compensation Committee

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis included on pages 14 through 26 of the Proxy Statement with management.

Based on the review and discussion, the Compensation Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Respectfully submitted,

Robert N. Bontempo	Nicholas P. Constantakis	John E. Murray, Jr.

The Governance and Nominating Committee

The Governance and Nominating Committee acts under a written charter which was adopted by the Board of Directors on February 20, 2003. A current copy of the Governance and Nominating Committee Charter is available on Michael Baker’s website at http://www.mbakercorp.com and available in print to any shareholder upon request.

The principal functions of the Governance and Nominating Committee are to:

•	identify the skills and characteristics to be found in candidates to be considered to serve on Michael Baker’s Board of Directors and to use such to select nominees;

•	oversee the corporate governance of Michael Baker; and

•	recommend corporate governance guidelines.

The Governance and Nominating Committee met three times in 2009. The current Governance and Nominating Committee members are Mr. Kaplan and Drs. Bontempo and Murray, each of whom are non-employee directors satisfying the independence standards of the NYSE Amex listing standards. Dr. Murray is the Chairman of the Governance and Nominating Committee.

The Committee will consider nominees for Directors recommended by shareholders. Shareholders wishing to recommend a director candidate for consideration by the Committee can do so by writing to the Secretary of Michael Baker, Airside Business Park, 100 Airside Drive, Moon Township, PA 15108; giving the candidate’s name, biographical data and qualifications. Any such notice of recommendation should be accompanied by a current resume of the individual and a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Nominations must be received at least 60 days prior to the annual meeting of shareholders. No candidates for Board membership have been put forward by shareholders for election at the annual meeting.

In evaluating candidates for the Board, the Governance and Nominating Committee considers the entirety of each candidate’s credentials. The Committee is guided by the objective set forth in its charter of ensuring that the Board consists of individuals from diverse experience and backgrounds who collectively provide meaningful counsel to management. The Committee believes that Board diversity is an expansive attribute that includes differing points of view, professional experience and expertise, and education, as well more traditional diversity concepts. The Committee considers the candidates’ character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. If candidates are recommended by Michael Baker’s shareholders, then such candidates will be evaluated using the same criteria. With respect to nomination of continuing directors for re-election, the individual’s past contributions to the Board are also considered.

Pursuant to authority granted under its charter, the Governance and Nominating Committee has the authority to hire and pay a fee to a consultant or search firm to assist in the process of identifying and evaluating director candidates. The Committee did not use a consultant or search firm in the last fiscal year and accordingly, did not pay any fees for identifying director candidates.

The Health, Safety, Environmental and Compliance Committee

The Health, Safety, Environmental and Compliance Committee acts under a written charter, which is available on Michael Baker’s website at http://www.mbakercorp.com and available in print to any shareholder upon request.

The Health, Safety, Environmental and Compliance Committee reviews and considers health, safety, environmental and related compliance issues relative to Michael Baker.

The Health, Safety, Environmental and Compliance Committee met three times in 2009. The current Health, Safety, Environmental and Compliance Committee members are Ms. Pierce, General Foglesong and Dr. Wormley. Ms. Pierce is the Chairperson of the Health, Safety, Environmental and Compliance Committee.

Compensation Discussion and Analysis

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of Michael Baker’s executive officers who served as named executive officers during 2009. The discussion focuses primarily on the information contained in the tables and related footnotes and narrative for 2009, but the discussion also describes compensation actions taken prior to 2009 to the extent it enhances the understanding of Michael Baker’s executive compensation disclosure.

The principal elements of Michael Baker’s executive compensation program for 2009 are base salary and short-term incentive compensation. Michael Baker’s other benefits and perquisites consist of group life insurance premiums paid on behalf of Michael Baker’s executives, and tax gross-up payments. The Compensation Committee recommended and the Board has adopted, subject to shareholder approval, the Employee Stock Purchase Plan and the Long-Term Incentive Plan as described in Proposals 2 and 3 below, respectively. Michael Baker’s philosophy on compensation places a share of overall compensation “at risk,” thereby rewarding employees based on the overall performance of Michael Baker.

Objectives and Philosophy

The overall objectives of Michael Baker’s executive compensation program are:

•	to attract and retain executive officers and other key employees of outstanding ability, and to motivate all employees to achieve Michael Baker’s financial and operational goals;

•	to ensure that pay is competitive with other leading companies in Michael Baker’s industries and local markets;

•	to reward executive officers and other key employees for corporate, group and individual performance; and

•	to ensure that total compensation to the executive officers as a group is reasonable and competitive when compared to Michael Baker’s size, industry and local markets.

During 2009, the Compensation Committee focused on assessing whether Michael Baker’s incentive compensation programs were structured to reward an executive’s performance in the manner in which the Compensation Committee believes is effective and appropriate. As discussed below in regard to the short-term incentive compensation plan, the Compensation Committee decided not to establish individual targets for the 2009 plan year and to grant discretionary awards under the existing short-term incentive compensation plan. Michael Baker’s prior long-term incentive plan was terminated in 2007 and had not been replaced in 2009. As described in Proposal 3 below, the Compensation Committee recommended and the Board has adopted, subject to shareholder approval, the Long-Term Incentive Plan for future use. In determining executive compensation for 2009, the Compensation Committee reviewed the relationship of an executive’s compensation to that of other executive officers of Michael Baker, similar executive officers in comparable companies, and Michael Baker’s current and projected growth and profitability performance. The Compensation Committee believes that executive compensation packages provided by Michael Baker to its executives during 2009, including the named executive officers, were competitive and appropriately rewarded the named executive officers.

Compensation Process

Compensation Committee.  Executive officer compensation is administered by the Compensation Committee of Michael Baker’s Board of Directors, which is composed of three members, Drs. Murray and Bontempo and Mr. Constantakis. Dr. Bontempo was appointed Chairman of the Compensation Committee on September 9, 2008. The Compensation Committee approved the 2009 compensation arrangements described in this compensation discussion and analysis. Michael Baker’s Board of Directors appoints the Compensation Committee members and delegates to the Compensation Committee the direct responsibility for, among other matters:

•	reviewing and approving Michael Baker’s compensation philosophy;

•	reviewing and approving the executive compensation programs, plans and awards; and

•	overseeing Michael Baker’s short- and long-term incentive plans and other stock or stock-based plans, as developed.

The Compensation Committee annually reviews market data through executive compensation surveys compiled by third-party consultants, considering compensation of an industry peer group and compensation of a group of local companies to assess Michael Baker’s competitive position for the components of executive compensation (base salary and short-term incentive compensation).

The Compensation Committee annually reviews market data compiled by third-party consultants, along with general industry information and other relevant sources to assess the competitiveness of the Chief Executive Officer’s salary, and based on this review, and in consideration of the terms of the Chief Executive Officer’s Employment Agreement, as described below, approves in advance any salary increase for the Chief Executive Officer.

Role of Compensation Experts.  Pursuant to its charter, the Compensation Committee is authorized to engage compensation consultants to advise with respect to Michael Baker’s salary and incentive compensation and benefits programs. The Compensation Committee has historically engaged compensation consultants for a variety of purposes. The Compensation Committee regularly reviews data from multiple third party sources, in connection with the performance of its duties, including data compiled by or provided by compensation consultants. Mercer assisted in providing information concerning Michael Baker’s short-term incentive compensation plan. The Compensation Committee engaged Mercer to assist in determining the 2009 compensation of Michael Baker’s Chief Executive Officer and the Compensation Committee conducted a competitive analysis for other executive officers based on a variety of sources.

Role of Michael Baker’s Executive Officers in the Compensation Process.  The Chief Executive Officer approves all salary adjustments for executive officers based on research provided by the Chief Resource Officer.

Components of Compensation

Michael Baker’s 2009 compensation consisted of base salary and short-term incentive compensation elements primarily structured to reward Michael Baker’s executive officers for achieving certain financial and business objectives.

Base Salaries.  An overall salary budget increase recommendation is compiled by the Human Resources function for all divisions of Michael Baker. A preliminary merit increase percentage is communicated to the Compensation Committee during the October meeting for the next calendar year. Human Resources monitors market conditions and makes a final recommendation to the Compensation Committee during the December meeting. The final approval is made during the first meeting of the new calendar year. These increases are determined by reviewing a variety of third party compensation data. For 2009 salaries, the Compensation Committee reviewed such data from Hewitt, Engineering and Construction Compensation Forum (“ECCF”), Dietrich Surveys (“Dietrich”), Salary.com, and WorldatWork.

Michael Baker establishes a salary range based on benchmarking for each of its executive officers’ salary grade level. The competitive norm for salary ranges for 2009 was established by reviewing data from the third party consultant surveys including Hewitt, ECCF, Dietrich, Salary.com, and WorldatWork. Consideration was also given to Michael Baker’s industry peer group. Michael Baker’s industry peer group for benchmarking includes Tetra Tech Inc., Granite Construction, Inc., Oceaneering International, Inc., MasTec, Inc., Insituform Technologies, Inc., ENGlobal Corporation, Sterling Construction Company, Hill International, Inc. and TRC Companies, Inc. In using this group for benchmarking, the Compensation Committee takes into consideration that many of the peer group companies have higher market capitalization and/or total revenue than Michael Baker. Finally, consideration was given to comparable local companies to determine if the proposed ranges of executive salaries were in line with the local markets. This benchmarking is performed using local companies such as Mine Safety Appliances Company, Westinghouse Air Brake Technologies Corporation, Koppers Holdings, Inc., and L.B. Foster Company. The use of local companies in addition to survey data and Michael Baker’s peer group is based on the philosophy that Michael Baker’s executives are hired from a talent pool that is not comprised of only engineering industry executives and that Michael Baker competes in the local market for certain of its executive officer positions. Michael Baker generally establishes its executive officer salary midpoint at the average midpoint determined through this benchmarking process. Based on this benchmarking process, the salary ranges for Michael Baker’s executive officers were increased by 2.8% for fiscal year 2009.

Individual executive officer base salaries for Michael Baker’s executive officers are reviewed annually by the Chief Executive Officer with increases to be effective in April of the fiscal year. Increases for the executive officers are approved by the Chief Executive Officer. The position of the executive officer within the salary range for the executive’s position established by the benchmarking process described above and the executive’s years in the position, responsibility and contributions to the business are all taken into consideration. Individual salaries may be above or below the midpoint in the established range based on the individual’s years in the position, contribution to business results, capabilities and qualifications, potential and the importance of the individual’s position to Michael Baker’s success. For 2009, the base salary increases for the named executive officers ranged from 0% to 10%. These increases are discussed further in connection with the “Summary Compensation Table,” which follows on page 18.

Short-Term Incentive Compensation.  Michael Baker’s short-term incentive compensation plan is intended to compensate executive officers if financial performance targets are achieved for the preceding fiscal year. This short-term incentive compensation program is driven by obtaining certain levels of financial performance based on pre-set earnings per share targets. Because this is a company-wide objective, no individual performance targets are set and the Compensation Committee focuses on the overall funding of the plan. Therefore, as in 2007 and 2008, no incentive targets were set for the named executive officers for the 2009 plan year.

The Compensation Committee may grant discretionary bonuses to executive officers under the 2009 Incentive Compensation Plan. The Compensation Committee considered alternative strategic and financial performance targets, in order to reward employees for outstanding performance during 2009. For 2009, the Compensation Committee recommended to the Board and the Board adopted an earnings per share formula to provide performance targets for the executive officers. Based upon 2009 performance, the Compensation Committee recommended and the Board approved a discretionary pool available for distribution of $7,263,540, of which $480,200 was paid to the named executive officers. Human Resources creates a distribution model that provides initial incentive targets for the Chief Executive Officer to consider as a starting point. The Compensation Committee reviews company performance, individual contributions and market data and approves the incentive compensation award for the Chief Executive Officer. The award for the Chief Executive Officer was approved by the Compensation Committee outside the presence of the Chief Executive Officer. The awards for the remaining named executive officers were approved by the Chief Executive Officer based on the application of individual performance, market factors and internal equity.

Stock Ownership Requirements.  We do not currently have any policy or guidelines that require a specified ownership of Michael Baker’s common stock by Michael Baker’s directors or executive officers or stock retention guidelines applicable to equity-based awards granted to directors and executive officers. As of April 6, 2010, Michael Baker’s directors and executive officers as a group owned approximately 2.5% of Michael Baker’s outstanding common stock.

Perquisites and Other Personal Benefits.  Supplemental benefits are offered to selected executive officers with the goal of attracting and retaining key executive talent. We provide the following perquisites to Michael Baker’s executive officers: group life insurance premiums paid on behalf of Michael Baker’s executives, and tax gross-up payments.

Post-termination Compensation

Michael Baker does not generally provide employment or severance agreements to its executive officers. However, in June 2008, Michael Baker entered into an employment agreement with Mr. Mallory, which is discussed below, under which he is provided certain post-termination benefits under certain circumstances. On April 20, 2009, Michael Baker entered into employment continuation agreements, which are more fully discussed below, with several of its senior executives, including the named executive officers. Also as discussed below, Mr. Stuver entered into a letter agreement with Michael Baker on January 1, 2009 which provided for additional compensation for each month Mr. Stuver remained with Michael Baker.

In connection with Michael Baker’s strategic review of its Energy business segment, Mr. Whiteford, along with a group of key Energy executives and managers, entered into retention agreements with Michael Baker in 2007. These Retention Agreements were amended in December 2008, May 2009 and July 2009 to extend the term through September 2009. Mr. Whiteford’s original Retention Agreement included (i) an amount to be paid upon the successful completion of any divestiture of the Energy segment, and (ii) an amount to be paid six months after the signing of the Retention Agreement for remaining in his position during the negotiation of the sale or other divestiture. The six-month retention component of the original Retention Agreement was paid in December 2007. The December 2008 amendment to the Retention Agreements retained the amount to be paid upon the successful completion of any divestiture of the Energy segment and provided for payment of an amount for remaining in his position until March 2009. The second six-month retention component of the amended Retention Agreement was paid in March of 2009, and the amount to be paid upon the successful completion of the Energy segment divestiture was paid in October of 2009.

Tax Implications of Executive Compensation.  Michael Baker’s aggregate deductions for each named executive officer’s compensation are potentially limited by Section 162(m) of the Internal Revenue Code of 1986, as amended, to the extent the aggregate amount paid to an executive officer exceeds $1.0 million, unless it is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exceptions specified in the Internal Revenue Code.

Stock Option Practices.  We do not have an active stock option plan for our executive officers. The terms of prior plans included provisions to award stock options to purchase Michael Baker’s common stock to executive officers at or above the fair market value of Michael Baker’s common stock at the grant date. Contingent upon the affirmative vote of the shareholders, the Compensation Committee recommended and the Board adopted Michael Baker’s Long-Term Incentive Plan as described in Proposal 3.

Severance.  The named executive officers are covered under Michael Baker’s standard severance policy. While the standard severance policy sets certain minimum amounts that a named executive officer is to receive under the policy, Michael Baker generally negotiates the terms of severance agreements with its executive officers based on the facts and circumstances of the separation.

Accrued Vacation.  Under Michael Baker’s separation policy, employees who leave Michael Baker are entitled to receive payment for any accrued vacation.

Paid up Life Insurance Policy.  Under Michael Baker’s separation policy, employees who have ten years of service and are at least 55 years of age, including the named executive officers who meet these criteria, and who retire from service at Michael Baker receive a paid up life insurance policy of $5,000.

Summary Compensation Table

This table shows the compensation for each person serving as Michael Baker’s Chief Executive Officer, Chief Financial Officer and the three other most highly paid executive officers, other than the Chief Executive Officer and Chief Financial Officer, in 2009. This table also shows the compensation of Craig Stuver, the former Acting Chief Financial Officer and former Principal Financial Officer, who resigned from Michael Baker effective April 1, 2009, and John Whiteford, a former Corporate Executive Vice President who would have been one of the three most highly paid executives if he was still employed by Michael Baker, who left Michael Baker effective September 30, 2009.

								Pension
								Value and
								Nonqualified
							Non-Equity	Deferred
					Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus(2)		Awards	Awards	Compensation(6)	Earnings	Compensation(7)	Total

Bradley L. Mallory	2009	$447,055	—		—	—	$151,000	—	$20,565	$618,620
Chief Executive Officer	2008	$395,751	—		—	$268,789 (5)	$151,000	—	$17,998	$726,604
(Principal Executive Officer)	2007	$246,405	$42,930		—	—	$12,450	—	$11,745	$313,530
Michael J. Zugay	2009	$237,054	$20,000	(3)	—	—	$84,000	—	$11,671	$352,725
Chief Financial Officer (Principal Financial Officer)(1)
Craig O. Stuver	2009	$69,002	$183,563	(4)	—	—	—	—	$59,361	$311,926
Former Senior Vice President,	2008	$226,543	$115,003	(4)	—	—	$69,002	—	$10,033	$420,581
Former Acting Chief Financial Officer and Treasurer	2007	$201,700	$20,104		—	—	$12,450	—	$9,042	$243,296
(Former Principal Financial Officer)(1)
H. James McKnight	2009	$294,185	—		—	—	$86,200	—	$21,951	$402,336
Executive Vice	2008	$270,942	—		—	—	$82,512	—	$16,018	$369,472
President, General	2007	$263,203	$46,414		—	—	$12,450	—	$15,986	$338,053
Counsel and Secretary
John D. Whiteford	2009	$226,079	$445,500	(4)	—	—	—	—	$11,184	$682,763
Former Corporate Executive	2008	$277,472	—		—	—	$35,000	—	$10,766	$323,238
Vice President	2007	$266,800	$157,224	(4)	—	—	—	—	$10,737	$434,761
Edward L. Wiley	2009	$267,012	—		—	—	$79,500	—	$14,880	$361,392
Executive Vice President, Federal Business Line Manager	2008	$237,458	—		—	—	$72,316	—	$14,508	$324,282
G. John Kurgan	2009	$267,012	—		—	—	$79,500	—	$13,554	$360,066
Executive Vice President, Transportation Business Line Manager

(1)	Mr. Stuver resigned as Acting Chief Financial Officer and Treasurer on April 1, 2009. Mr. Zugay became Chief Financial Officer on April 1, 2009.

(2)	Includes the dollar amount granted by the Board in 2007 as a discretionary bonus to each named executive officer who accrued an award under the 2003 Long-Term Incentive Compensation Plan but was no longer eligible for payout for the amount previously earned.

(3)	Mr. Zugay received a signing bonus of $20,000 when he joined Michael Baker.

(4)	Includes $232,876 in additional compensation paid to Mr. Stuver in 2009 pursuant to his letter agreement and $445,500 in retention amounts paid to Mr. Whiteford in 2009 in connection with the successful divestiture of the Energy segment pursuant to his Retention Agreement, both of which are described below.

(5)	Reflects the grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 related to Mr. Mallory’s award of stock appreciation rights (SARs) under his 2008 Employment Agreement.

(6)	As discussed in the “Compensation Discussion and Analysis” above, no short-term incentive targets were set for the named executive officers for the 2009, 2008 and 2007 plan years. As a result, only discretionary incentive awards were earned under the 2009, 2008 and 2007 Incentive Compensation Plan.

(7)	The amount of all other compensation for each named executive officer in 2007, 2008 and 2009 includes the following:

			Group	Medical	Tax
		401(k)	Life	Insurance	Gross		Club Dues		Vacation
Name	Year	Match	Premiums	Premiums	Up		and Other		Payout	Total

Bradley L. Mallory	2009	$10,125	$3,075	—	$2,252		$5,113		—	$20,565
	2008	$10,125	$1,620	—	$1,912		$4,341		—	$17,998
	2007	$10,125	$1,620	—	—		—		—	$11,745
Michael J. Zugay	2009	$10,125	$1,546	—	—		—		—	$11,671
Craig O. Stuver	2009	$4,286	—	$16,009 (1)	$7,052	(1)	$5,762	(2)	$26,252	$59,361
	2008	$10,033	—	—	—		—		—	$10,033
	2007	$9,042	—	—	—		—		—	$9,042
H. James McKnight	2009	$10,125	$11,826	—	—		—		—	$21,951
	2008	$10,125	$5,861	—	$9	(3)	$23	(3)	—	$16,018
	2007	$10,125	$5,861	—	—		—		—	$15,986
John D. Whiteford	2009	$10,090	$790	—	$20	(4)	$284	(4)	—	$11,184
	2008	$10,125	$641	—	—		—		—	$10,766
	2007	$10,125	$612	—	—		—		—	$10,737
Edward L. Wiley	2009	$10,125	$4,755	—	—		—		—	$14,880
	2008	$9,982	$4,526	—	—		—		—	$14,508
G. John Kurgan	2009	$10,125	$3,429	—	—		—		—	$13,554

(1)	Reflects the amount paid by Michael Baker for one year’s COBRA benefits pursuant to Mr. Stuver’s letter agreement which is described below and the tax gross up related to the COBRA benefits.

(2)	Reflects the amount paid by Michael Baker pursuant to Michael Baker’s referral bonus program.

(3)	Reflects $23 for the personal use of a company car and a $9 tax gross up related to the personal use of a company car.

(4)	Reflects $34 for a business meal that was not reimbursed through Michael Baker’s ordinary expense reporting procedures and a $20 tax gross up related to the business meal, along with $250, received to compensate for a decrease in the 401(k) match paid as part of earnings in lieu of a pre-tax 401(k) match.

During 2009, Michael Baker’s executive officers did not have employment agreements, except for Mr. Mallory. Mr. Mallory serves as President and Chief Executive Officer under an employment agreement entered into on June 17, 2008. Mr. Mallory’s employment agreement is for a term of three years, and provides that Mr. Mallory will, among other things, be entitled to the following compensation:

(a)	an annual base salary of $430,000, which may be adjusted upwards annually for cost-of-living increases (subject to a maximum increase of three percent per year) and by the Board at any time based upon Mr. Mallory’s contribution to the success of Michael Baker and any other factors the Board may deem appropriate;

(b)	incentive bonuses as the Board in its sole discretion may determine from time to time to be appropriate;

(c)	receipt of stock appreciation rights (SARs) relating to 40,000 shares of Michael Baker’s common stock, which vest in accordance with the schedule described below and are subject to forfeiture under various circumstances, which are summarized in the “Potential Payments on Termination or Change in Control” section on page 21;

(d)	the reimbursement of reasonable business expenses in connection with Mr. Mallory’s employment, which shall comply with the standard reimbursement policies of Michael Baker; and

(e)	coverage by those health plans and other benefits which are available generally to employees of Michael Baker.

Subject to certain forfeiture conditions summarized in the “Potential Payments on Termination or Change in Control” section on page 21, 10,000 SARs vested on December 17, 2009, 15,000 SARs will vest on June 17, 2010, and 15,000 SARs will vest on June 17, 2011.

For 2009, the base salary increases resulting from the process described in the Compensation Discussion and Analysis for the other named executive officers ranged from 0% to 10% as follows:

Mr. Mallory	0%
Mr. Zugay	0%
Mr. Stuver	0%
Mr. McKnight	4.5%
Mr. Whiteford	3.5%
Mr. Wiley	10.0%
Mr. Kurgan	10.0%

Mr. Mallory received a 62% pay increase on March 1, 2008 in connection with his promotion to Chief Executive Officer. His employment agreement permits the Board to adjust his base rate for inflation at a rate not to exceed 3%. Based on the timing of his promotion and pay increase in 2008 and a decreasing rate of inflation to -0.4% based on the Consumer Price Index for All Urban Consumers in 2009, no pay increase was given in 2009.

Mr. Zugay became Chief Financial Officer on April 1, 2009. As such he was not eligible for a pay increase based on Michael Baker’s policy which awards increases in March of every year with an effective April date.

Mr. McKnight received a pay increase within Michael Baker’s guidelines based on his individual performance and placement in his salary range. Michael Baker creates increase guideline charts that provide a range recommendation for pay increases in relation to performance. Mr. McKnight’s range was between 2.0% and 5.5% for an “exceeds expectations” rating.

Mr. Kurgan received a pay increase within Michael Baker’s guidelines based on his individual performance and placement in his salary range. Michael Baker creates increase guideline charts that provide a range of recommendations for pay increases in relation to performance. Mr. Kurgan’s range was between 2.0% and 5.5% for an “exceeds expectations” rating, resulting in a 5% pay adjustment. Additionally, to address internal and external equity and pay compression issues an additional amount was provided to increase his overall increase to 10%.

Mr. Wiley received a pay increase within Michael Baker’s guidelines based on his individual performance and placement in his salary range. Michael Baker creates increase guideline charts that provide a range of recommendations for pay increases in relation to performance. Mr. Wiley’s range was between 2.0% and 5.5% for an “exceeds expectations” rating, resulting in a 5% pay adjustment. Additionally, to address internal and external equity and pay compression issues an additional amount was provided to increase his overall increase to 10%.

Mr. Stuver resigned from employment with an effective date of April 1, 2009. As such he was not eligible for a pay increase.

Mr. Whiteford received a pay increase that was based on the overall standard provided to the Energy business segment for the period of time which it was still part of the business operations of Michael Baker.

Grants of Plan-Based Awards for 2009

As discussed in the Compensation Discussion and Analysis above, the Company did not set individual incentive targets for the named executive officers for 2009 under the 2009 Incentive Compensation Plan. As a result, only discretionary incentive awards were granted to our named executive officers under the 2009 Incentive Compensation Plan. These amounts are included in the “Summary Compensation Table”.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity awards at December 31, 2009 for the individuals named in the “Summary Compensation Table” set forth above.

	Option Awards									Stock Awards
Equity
Incentive
												Equity	Plan
												Incentive	Awards:
												Plan	Market
					Equity							Awards:	of Payout
					Incentive							Number of	Value of
					Plan						Market	Unearned	Unearned
					Awards:					Number of	Value of	Shares,	Shares,
	Number of		Number of		Number of					Shares or	Shares or	Units or	Units or
	Securities		Securities		Securities					Units of	Units of	Other	Other
	Underlying		Underlying		Underlying					Stock	Stock	Rights	Rights
	Unexercised		Unexercised		Unexercised	Option		Option		That Have	That	That Have	That
	Options		Options		Unearned	Exercise		Expiration		Not	Have Not	Not	Have Not
Name	Exercisable		Unexercisable		Options	Price(2)		Date		Vested	Vested	Vested	Vested
Bradley L. Mallory	—		40,000	(1)	—	$21.770000	(2)	6/17/2011	(3)	—	—	—	—
Michael J. Zugay	—		—		—	—		—		—	—	—	—
Craig O. Stuver	—		—		—	—		—		—	—	—	—
H. James McKnight	—		—		—	—		—		—	—	—	—
John D. Whiteford	—		—		—	—		—		—	—	—	—
Edward L. Wiley	—		—		—	—		—		—	—	—	—
G. John Kurgan	5,162	(4)	—		—	$8.525000		2/22/2011		—	—	—	—
	10,324	(4)	—		—	$15.625000		2/21/2012		—	—	—	—

(1)	Reflects the award of 40,000 stock appreciation rights (SARs) pursuant to Mr. Mallory’s June 17, 2008 employment agreement. As described above, the 40,000 SARs vest over the three year term of Mr. Mallory’s employment agreement.

(2)	As discussed in footnote (3) below, the SAR’s value is based upon the fair market value on the date of grant of $21.77. This represents the closing price of Michael Baker’s stock on June 17, 2008.

(3)	The SARs will be paid out on the 36 month anniversary of the date of commencement of Mr. Mallory’s employment agreement, which was June 17, 2008, except in certain circumstances of early termination as described under “Potential Payments on Termination or Change in Control” on page 21. The maximum payout for the SARs is limited by the terms of Mr. Mallory’s employment agreement to $860,000 if the SARs are fully vested and upon payment under certain circumstances of early termination to $286,667.

(4)	Reflects the award of stock options under Michael Baker’s 1995 Stock Incentive Plan of 5,162 stock options in 2001 and 10,324 stock options in 2002.

Option Exercises and Stock Vested

During fiscal year 2009, there were no amounts realized on the exercise of options or the vesting of restricted stock by the named executive officers in the “Summary Compensation Table”.

Potential Payments on Termination or Change in Control

General

Michael Baker does not generally provide employment or severance agreements to its executive officers. As discussed above, Mr. Mallory entered into an employment agreement with Michael Baker on June 17, 2008. Mr. Mallory’s employment agreement provides that, in the event that his employment with Michael Baker terminates because of his death, disability, or he is terminated by Michael Baker for Cause (as defined below), he is entitled to receive any accrued salary, any outstanding reimbursable reasonable business expenses, and any amounts due pursuant to Michael Baker’s health benefit plan and other benefits generally available to Michael Baker employees. All other compensation and benefits are forfeited under these circumstances. If Mr. Mallory’s employment with Michael Baker had terminated on December 31, 2009 because of his death or disability, or had he been terminated by Michael Baker for Cause, he would have been entitled to receive $31,159, which represents his accrued vacation at that time.

If Mr. Mallory’s employment is terminated by Michael Baker without Cause he is entitled to:

(a)	any accrued salary;

(b)	an amount equal to (i) two times his base salary in the case the termination occurs before the 24th month anniversary of the employment agreement, or (ii) one times his base salary in the case the termination occurs on or after the 24th month anniversary of the employment agreement;

(c)	any SARs, whether vested or unvested, will be automatically forfeited if the termination occurs prior to the 24th month anniversary of the employment agreement, provided that, if the termination occurs on or after the 24th month anniversary of the employment agreement, any vested SARs shall be payable and any unvested SARs will be automatically forfeited;

(d)	any outstanding reimbursable reasonable business expense; and

(e)	any amounts due pursuant to Michael Baker’s health benefit plan and other benefits generally available to Michael Baker’s employees.

If Michael Baker had terminated Mr. Mallory’s employment on December 31, 2009 without Cause he would have been entitled to receive a total of $892,154, which represents two times his current base salary and his accrued vacation at that time.

Under the terms of Mr. Mallory’s employment agreement, termination for “Cause” is defined as (i) any willful action which adversely affects, or is intended to adversely affect, Michael Baker or any person or entity affiliated therewith, or the business or property of the foregoing, (ii) the commission of a felony (as determined by a plea or a finding of guilt in a court of competent jurisdiction), (iii) failure or refusal of Mr. Mallory to perform any material duties hereunder or to obey any direction from the Board, which failure or refusal remains uncured 30 days following written notice to Mr. Mallory specifying such failure or refusal or (iv) any conduct contributing to, or any failure to correct deficiencies directly or indirectly resulting in, financial restatements or irregularities.

Also discussed above, Mr. Stuver entered into a letter agreement with Michael Baker on January 1, 2009 under which Mr. Stuver accrued an amount of additional compensation equal to two and one-half months compensation plus the cost of COBRA benefits for each month Mr. Stuver stayed at Michael Baker beginning on January 1, 2009 through March 31, 2009. Mr. Stuver was also eligible to receive any severance amounts to which he was entitled under Michael Baker’s severance policy, and a pay-out of any accrued vacation. Under the terms of Mr. Stuver’s letter agreement, the amount of additional compensation was payable in the first pay cycle after Mr. Stuver left Michael Baker regardless of whether he decided to stay beyond March 31, 2009. As mentioned above, Mr. Stuver resigned from his position with Michael Baker effective April 1, 2009. The table below itemizes the amounts Mr. Stuver received pursuant to his letter agreement:

						Total Received
	Supplemental	Standard	COBRA	COBRA Benefits Tax	Vacation	Pursuant to
	Compensation	Severance	Benefits	Gross Up	Payout	Letter Agreement

Mr. Stuver	$143,754	$39,809	$16,009	$7,052	$26,252	$232,876

Also discussed above, Mr. Whiteford and Michael Baker entered into a Retention Agreement dated June 12, 2007, as amended on December 17, 2008, March 21, 2009 and July 28, 2009. Pursuant to the terms of the Retention Agreement, as amended, Mr. Whiteford received $111,375 for remaining in his positions until March 15, 2009, and received an additional $334,125 upon the successful completion of the Energy segment divestiture.

Also discussed above, the named executive officers entered into employment continuation agreements with Michael Baker on April 20, 2009. Under the terms of these agreements, if the executive is employed on the date on which a change of control, as defined in the agreement, occurs the executive will be entitled to remain employed by Michael Baker until the twenty-four month anniversary of the change of control, subject to the termination provisions described below. During such employment period, the executive’s position will be at least commensurate with that held immediately prior to the change of control and the executive’s services will be performed at the location where the executive was employed immediately before the change of control or at a different location within a specified distance from such location. During the employment period, the executive will (a) receive a base salary at a monthly rate at least equal to the monthly salary paid to the executive immediately prior to the change of control, (b) be afforded the opportunity to receive a bonus (i) on terms and conditions no less favorable to the executive than the annual bonus opportunity made available to the executive for the fiscal year ended immediately prior to the change of control and (ii) in an amount not less than the average bonus earned by the executive during the three fiscal year period immediately prior to the change of control, (c) participate in all long-term incentive compensation programs for key executives and benefit plans at a level that is commensurate with the executive’s opportunity to participate in such plans immediately prior to the change of control, or if more favorable, at the level made available to the executive or other similarly situated officers at any time thereafter, (d) receive vacation and fringe benefits, expense reimbursement and office and support staff at a level that is commensurate with the executive’s benefits immediately prior to the change of control, or if more favorable, at the level made available to the executive or other similarly situated officers at any time thereafter, and (e) be indemnified, during and after his employment period, for claims arising from or out of the executive’s performance as an officer, director or employee of Michael Baker to the maximum extent permitted by applicable law and Michael Baker’s governing documents. Michael Baker is also required to maintain existing or comparable insurance policies covering such matters at a level of protection that is no less than that afforded under Michael Baker’s governing documents in effect immediately prior to the change of control.

If an executive’s employment is terminated after a change of control due to death or disability, as defined in the agreement, the executive will receive only the executive’s base salary through the date of termination, any vested amounts or benefits under Michael Baker’s benefit plans, including accrued but unpaid vacation, and any benefits payable for death or disability under applicable plans or policies. If, after a change of control, an executive’s employment is terminated by Michael Baker for cause, as defined in the agreement, or the executive voluntarily terminates his or her employment other than for good reason, as defined in the agreement, the executive will receive only the executive’s base salary through the date of termination and any vested amounts or benefits under Michael Baker’s benefit plans, including accrued but unpaid vacation. If, after a change of control, an executive’s employment is terminated by Michael Baker other than for cause or the executive terminates his or her employment for good reason, the executive will receive (a) the executive’s base salary through the date of termination, (b) a cash amount equal to two times the sum of the executive’s annual base salary and the average of the bonuses payable to the executive for Michael Baker’s three fiscal years ending immediately prior to the change of control, subject to reduction as provided in the agreement, including for any further salary payable to executive for periods following termination of employment, and any severance benefit or separation pay otherwise payable to the executive under any Michael Baker benefit plan, policy, agreement or otherwise, and (c) any vested benefits under Michael Baker’s benefit plans, including accrued but unpaid vacation. The executive will also be entitled to continue participation in all of Michael Baker’s employee and executive welfare and fringe plans until the earlier of the twenty-four month anniversary of the termination date or the date the executive becomes eligible for comparable benefits under a similar plan, policy or program of a subsequent employer. The amounts described are subject to further reduction as may be necessary to avoid characterization of amounts as “excess parachute payments” under the Internal Revenue Code. The table below sets forth the payment amounts each named executive officer would receive under the employment continuation agreements if the events described below would have occurred on December 31, 2009:

			Payments upon
		Payments upon	Termination Other
		Termination for	than for Cause or
		Cause or Voluntary	Voluntary
	Payments upon	Resignation Other	Resignation for
	Death or Disability	than for Good Cause	Good Cause

Bradley L. Mallory	$33,115	$33,115	$995,553
Michael J. Zugay	$10,775	$10,775	$648,614
H. James McKnight	$38,690	$38,690	$735,174
Edward L. Wiley	$61,190	$61,190	$628,140
G. John Kurgan	$61,190	$61,190	$628,376

Michael Baker will also pay the executive’s costs incurred in enforcing the agreement if the executive is the prevailing party in a dispute. The agreement also contains requirements and restrictions applicable to the executive’s disclosure of Michael Baker confidential information and return of Michael Baker property following a termination of employment.

During 2009, executive officers were covered by Michael Baker’s standard severance policy. Under this policy, the following named executive officers would have received the following amounts if termination had occurred on December 31, 2009:

Bradley L. Mallory	$33,115
Michael J. Zugay	$10,775
H. James McKnight	$38,690
Edward L. Wiley	$61,190
G. John Kurgan	$61,190

While these are the minimum amounts that the named executive officers would receive under the Company’s standard severance policy, Michael Baker generally negotiates the terms of severance arrangements with its executive officers based on the facts and circumstances of the separation. Michael Baker’s separation policy provides that the amount of accrued vacation will be paid to employees who leave Michael Baker. Under this policy, the following named executive officers would have received the following amounts if termination had occurred on December 31, 2009:

Bradley L. Mallory	$31,159
Michael J. Zugay	$6,506
H. James McKnight	$31,236
Edward L. Wiley	$28,536
G. John Kurgan	$26,128

Michael Baker’s separation policy also provides that employees who have ten years of service and are at least 55 years of age, including the named executive officers who meet these criteria, and who retire from service at Michael Baker will receive a paid up life insurance policy of $5,000. As of December 31, 2009, only Mr. Kurgan, Mr. McKnight and Mr. Wiley meet the requirements and were eligible to receive the fully paid up life insurance policy. The following analysis discusses the potential payments due to the previously-named executive officers upon a termination of employment of such officers under the existing employment arrangements and incentive plans entered into by Michael Baker.

Short-Term Incentive Plan

No post-termination benefits are available under the 2009 Incentive Compensation Plan for voluntary terminations by an individual. Under this plan, any participant whose employment is terminated by Michael Baker involuntarily other than for cause following the end of a plan year will not forfeit such participant’s right to any unpaid incentive awards for such plan year. In addition, any participant whose employment is terminated by Michael Baker involuntarily other than for cause after June 30 of a plan year will be entitled to a pro-rated incentive award for the period of employment during such plan year, subject to the other terms and conditions of the plan and the achievement of the applicable performance goals and targets for such period.

Board of Directors Compensation

Employee directors receive no compensation for their service on the Board of Directors. Non-employee directors receive compensation as follows. Each director of Michael Baker receives an annual cash retainer equal to $17,000 for his or her services as director. In addition, each such director is entitled to receive $1,000 for each Board meeting that they attend in person and $750 for each Board committee meeting that they attend in person. If a director participates by telephone in a Board meeting or Board committee meeting, then such director is entitled to receive $100 for each meeting in which they participate. Further, the Chairman of the Board of Directors is entitled to receive an additional annual retainer equal to $15,000 for his services and $1,250 for each Board meeting that he attends in person. The chairmen of the Board committees, excluding the Audit Committee Chairman, are entitled to receive an additional annual retainer equal to $2,500 for services. The Audit Committee Chairman receives an additional annual retainer equal to $4,500 for services. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings and other activities relating to the Board or its committees.

Also, non-employee directors may participate in the Outside Directors’ Deferred Compensation Plan, which provides the opportunity to voluntarily defer all or a portion of an eligible director’s compensation. Under this plan, any non-employee director may voluntarily defer their retainer and meeting fees until the sooner of the director’s termination of service as a director for any reason, or the date of payment specified by the director in the election deferral form. Payments from the plan are made in a single lump sum, unless the director elects to receive the payments in the form of either five or ten annual installments. The election to receive the payments in annual installments is irrevocable and applies to all future deferrals. The plan also permits the Board to make payments in the case of severe financial hardship, but only to the extent necessary to satisfy the hardship. The deferred compensation is credited monthly with interest equal to Michael Baker’s long-term borrowing rate as of the beginning of the plan year.

In addition, non-employee directors participate in the 1996 Nonemployee Directors Stock Incentive Plan, which provides long-term incentive compensation to eligible directors. Under this plan, each member of the Board of Directors who is not an employee on the first business day following the annual meeting of shareholders each year is granted (i) 1,500 restricted shares which will vest after a two-year period commencing on the date of the issuance of such restricted shares, subject to any change of control of Michael Baker (as defined in the plan), upon which all restrictions will lapse and (ii) an option to purchase 2,000 shares of Michael Baker’s common stock which is not exercisable until the six-month anniversary of the date of grant, subject to any change of control of Michael Baker (as defined in the plan), upon which such options become immediately and fully exercisable.

The following table discloses compensation received by each non-employee member of Michael Baker’s Board of Directors who served as a director during 2009:

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned or	Stock	Option	Non-Equity	Deferred
	Paid in	Awards	Awards	Incentive Plan	Compensation	All Other
Name	Cash	(1)(3)	(2)(4)	Compensation	Earnings	Compensation		Total

Robert N. Bontempo	$25,650	$60,690	$44,920	—	—	—		$131,260
Nicholas P. Constantakis	$32,441	$60,690	$44,920	—	—	$1,000	(5)	$139,051
Robert H. Foglesong	$24,000	$60,690	$44,920	—	—	—		$129,610
Mark E. Kaplan	$27,309	$60,690	$44,920	—	—	—		$132,919
John E. Murray, Jr.	$26,350	$60,690	$44,920	—	—	—		$131,960
Pamela S. Pierce	$30,750	$60,690	$44,920	—	—	$1,000	(5)	$137,360
Richard L. Shaw	$40,400	$60,690	$44,920	—	—	$157,584	(6)	$303,594
David N. Wormley	$24,000	$60,690	$44,920	—	—	—		$129,610

(1)	Reflects the grant date fair value with regard to each director’s grant of 1,500 shares of restricted stock computed in accordance with FASB ASC Topic 718 awarded under the 1996 Nonemployee Directors Stock Incentive Plan. For the assumptions used in valuing stock awards under FASB ASC Topic 718, see Note 22 of the Consolidated Financial Statements in the Annual Report for the year ended December 31, 2009.

(2)	Reflects grant date fair value with regard to each director’s grant of 2,000 stock options computed in accordance with FASB ASC Topic 718 related to the awards of stock options under the 1996 Nonemployee Directors Stock Incentive Plan. For the assumptions used in valuing option awards under FASB ASC Topic 718, see Note 22 of the Consolidated Financial Statements in the Annual Report for the year ended December 31, 2009.

(3)	The aggregate number of unvested restricted stock awards outstanding as of December 31, 2009 for each of the non-employee directors is as follows: Dr. Bontempo 3,000 shares, Mr. Constantakis 3,000 shares, General Foglesong 3,000 shares, Mr. Kaplan 3,000 shares, Dr. Murray 3,000 shares, Ms. Pierce 3,000 shares, Mr. Shaw 3,000 shares and Dr. Wormley 3,000 shares.

(4)	The aggregate number of stock options outstanding as of December 31, 2009 for each of the non-employee directors is as follows: Dr. Bontempo 19,000 shares, Mr. Constantakis 14,000 shares, General Foglesong 8,000 shares, Mr. Kaplan 4,000 shares, Dr. Murray 4,000 shares, Ms. Pierce 10,000 shares, Mr. Shaw 14,000 shares and Dr. Wormley 4,000 shares.

(5)	Includes a $1,000 contribution made to Villanova University under Michael Baker’s matching gift program by Mr. Constantakis and $1,000 contribution made to the University of Oklahoma under Michael Baker’s matching gift program by Ms. Pierce.

(6)	Includes $106,252 in annual compensation, $45,038 in life insurance benefits and $6,294 in medical and dental benefits paid to Mr. Shaw pursuant to his Consulting Agreement, as described below.

Along with the compensation paid to the above named non-employee directors of Michael Baker’s Board of Directors, Michael Baker pays an annual retainer of $17,000 to Mr. William Copeland, who serves as a director emeritus. As an emeritus director, Mr. Copeland may participate in board meetings as a non-voting member of the Board.

Mr. Shaw has a Consulting Agreement, which was amended and restated on April 25, 2001, upon his resignation as Chief Executive Officer, whereby he agreed to perform consulting services for Michael Baker for a two year term. The Consulting Agreement has been extended for a variety of two or one-year periods, most recently, through April 2011. The Consulting Agreement provides annual compensation equal to 25% of Mr. Shaw’s previous salary of $425,006. The Consulting Agreement also provides for a supplemental retirement benefit of $5,000 per month for life, including the life of his surviving spouse, paid life insurance premiums for himself, and paid medical insurance premiums for himself and his spouse for life. These benefits are payable after his retirement if he is not consulting. If Mr. Shaw did not perform consulting services after December 31, 2009, the estimated value of this benefit is $985,558.

RELATED PARTY TRANSACTIONS

Related Party Transaction Approval Policy.  It is Michael Baker’s policy that the Governance and Nominating Committee review and approve, in advance, all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. If advance approval is not feasible, then the Governance and Nominating Committee must approve or ratify the transaction at the next scheduled meeting of the Governance and Nominating Committee. Transactions required to be disclosed pursuant to Item 404 include any transaction between Michael Baker and any officer, director or certain affiliates of Michael Baker that has a value in excess of $120,000. In reviewing related party transactions, the Governance and Nominating Committee evaluates all material facts about the transaction, including the nature of the transaction, the benefit provided to Michael Baker, whether the transaction is on commercially reasonable terms that would have been available from an unrelated third party, and any other factors necessary to its determination that the transaction is fair to Michael Baker. Michael Baker’s Board has adopted the written Statement of Policy with Respect to Related Party Transactions, a copy of which is available on Michael Baker’s website at http://www.mbakercorp.com and is available in print to any stockholder upon request.

As discussed above, Mr. Shaw has entered into a Consulting Agreement through April 2011 which provides annual compensation of 25% of Mr. Shaw’s previous salary of $425,006. In addition, under the Consulting Agreement, Michael Baker pays the costs of health insurance and maintains life insurance for Mr. Shaw. The Consulting Agreement provides for a supplemental retirement benefit of $5,000 per month commencing at the expiration of the consulting term.

In order to facilitate Michael Baker’s compliance with certain state regulatory requirements, David J. Greenwood, a registered professional engineer and employee of Michael Baker, held a 33% ownership interest in a Pennsylvania partnership, Baker and Associates, which was established for the purpose of practicing professional engineering in those states. Mr. Greenwood received no gain or profit from the partnership or the contracts into which it entered. All profits from such contracts are assigned by the partnership to Michael Baker or a subsidiary.

PROPOSAL 2 — APPROVE MICHAEL BAKER’S EMPLOYEE STOCK PURCHASE PLAN

The Michael Baker Corporation Employee Stock Purchase Plan (the “ESPP”) was adopted by the Board of Directors on April 9, 2010, contingent upon approval by the Michael Baker shareholders. The affirmative vote of the shareholders is required for approval of the ESPP.

The principal features of the ESPP are summarized below. The summary is qualified in its entirety by the full text of the ESPP, which is set forth as Exhibit A to this Proxy Statement.

The Board of Directors recommends that the shareholders vote “FOR” approval of adoption of the ESPP. Unless otherwise specified thereon, the proxies solicited on behalf of the Board of Directors will be voted in favor of approval of the adoption of the ESPP.

General

The purpose of the ESPP is to provide a method whereby employees of Michael Baker will have an opportunity to purchase shares of Michael Baker common stock through payroll deductions. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986 (the “Code”). The provisions of the ESPP shall accordingly be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code and the regulations thereunder.

The aggregate number of shares which may be issued and sold under the ESPP is 750,000 shares of Common Stock, subject to proportionate adjustment in the event of stock splits and similar events.

Administration

The ESPP will be administered by Michael Baker’s Compensation Committee (the “Committee”). The Committee will have the authority and responsibility for the administration of the ESPP. The Committee may delegate to one or more individuals the day-to-day administration of, and other responsibilities relating to, the ESPP. The Committee or its delegate will have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the ESPP, to interpret the provisions and supervise the administration of the ESPP, to make factual determinations relevant to ESPP entitlements and to take all necessary or advisable actions in connection with administration of the ESPP.

Eligibility of Employees

All employees of Michael Baker and of any subsidiary designated by the Committee on the Offering Date, as described below, are eligible to participate in the ESPP with respect to the Purchase Period commencing on such Offering Date. The Committee may, however, exclude employees with less than two years’ employment, employees whose customary employment is 20 hours per week or less, employees whose customary employment is for not more than five months in any calendar year, and highly compensated employees. The Committee intends to exclude part-time employees whose employment is 20 hours per week or less from participation in the ESPP. It is estimated that as of March 31, 2010 the number of employees who were eligible to participate in the ESPP was approximately 2,119.

No employee will be eligible to participate in the ESPP during a Purchase Period (as described below) if the employee owns shares which, when added to the maximum number of shares the employee may purchase under the ESPP and any outstanding stock options, would equal or exceed 5% of the voting power or value of Michael Baker’s outstanding stock.

Purchase Periods and Payroll Deductions

It is anticipated that there will be quarterly Purchase Periods for the purchase of Common Stock under the ESPP. The first day of each Purchase Period is an Offering Date and the last day of each Purchase Period is a Purchase Date. The first Purchase Period will begin on July 1, 2010 and end on September 30, 2010. Subsequent Purchase Periods shall run consecutively following the termination of the preceding Purchase Period. The Committee has the power to change the number or duration of the Purchase Periods, but no Purchase Period may be longer than five years in the case of a Purchase Period during which the purchase price of the Common Stock is stated in terms of a percentage of fair market value of the Common Stock on the Purchase Date, or 27 months in the case of a Purchase Period during which the purchase price of the Common Stock is stated in terms of a percentage of the fair market value of the Common Stock on the Offering Date or the Purchase Date.

An eligible employee may participate in the ESPP during any Purchase Period by filing a payroll deduction authorization form by the enrollment deadline established for the Purchase Period. A participant may authorize a payroll deduction between 1% and 10%, or such other percentage as specified by the Committee prior to the commencement of a Purchase Period, in whole percentages, of the employee’s eligible compensation (total cash remuneration, determined prior to any contractual reductions related to contributions under a “qualified cash or deferred arrangement” or “cafeteria plan”) to be deducted for each pay period ending during the Purchase Period and credited to a stock purchase account to be applied at the end of the Purchase Period to the purchase of Common Stock. Unless otherwise elected prior to the enrollment deadline, an employee who is a participant in the ESPP at the end of a Purchase Period will automatically be enrolled for the succeeding Purchase Period at the same level of payroll deductions. No interest will be credited on payroll deductions, except where required by local law or as determined by the Committee.

Under procedures established by the Committee, a participant may discontinue payroll deductions under the ESPP at any time during a Purchase Period. If a participant discontinues participation during a Purchase Period, his or her accumulated payroll deductions will remain in the ESPP for purchase of Common Stock at the end of the Purchase Period, but no further payroll deductions will be made from his or her pay during such Purchase Period or future Purchase Periods. A participant’s withdrawal will not have any effect upon his or her eligibility to elect to participate in any succeeding Purchase Period.

Purchase of Common Stock

The purchase price of shares of Common Stock purchased under the ESPP is anticipated to be 90% (the “Designated Percentage”) of the fair market value of the Common Stock on the Purchase Date. However, the Committee may change the Designated Percentage with respect to any future Purchase Period, but not below 85%, and the Committee may determine with respect to any prospective Purchase Period that the purchase price shall be the Designated Percentage of the lower of (a) the fair market value of Michael Baker common stock on the Offering Date or (b) the fair market value of Michael Baker common stock on the Purchase Date.

On each Purchase Date, subject to certain limitations, a participant automatically purchases that number of full or fractional shares of Common Stock which the accumulated payroll deductions credited to the participant’s account at that time shall purchase at the applicable Purchase Price. Unless and until otherwise determined by the Committee, all shares purchased under the ESPP shall be deposited, in book-entry form or otherwise, directly to an account established in the name of the participant. Upon the purchase, Michael Baker shall deliver to the participant a record of the Common Stock purchased. The Committee may require that shares purchased under the ESPP be retained for a designated period of time. Rights to purchase, which are granted to participants, may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and during the participant’s lifetime may be exercised only by the participant.

The maximum number of shares which may be purchased for any employee for any Purchase Period is limited to the lesser of (a)(1) $25,000 divided by the fair market value of a share of Common Stock as of the first day of the Purchase Period, reduced by (2) the number of shares purchased by an employee during any previous purchase periods ending in the same calendar year or (b)(1) 15% of the employee’s eligible compensation, divided by (2) 90% (or other applicable Designated Percentage) of the fair market value of a share of Common Stock on the first day of the Purchase Period. Any amount not applied to the purchase of shares because of these limitations will be refunded to the employee.

Termination of Employment

Participation in the ESPP will discontinue as of the date of termination of employment of a participating employee, whether by death, retirement, disability or otherwise. In the event of a participating employee’s termination of employment prior to the expiration of a Purchase Period, all amounts credited to the participant’s stock purchase account will remain in the ESPP for purchase of Michael Baker common stock at the end of the Purchase Period.

Amendment and Termination

The Board may amend, suspend or terminate the ESPP at any time, provided that without shareholder approval no amendment may (a) increase the total number of shares which may be issued and sold under the ESPP, other than for adjustments provided for in the ESPP, or (b) materially modify the requirements as to eligibility for participation in the ESPP, except as specified by the ESPP.

If on the last day of a Purchase Period the number of shares purchasable by employees is greater than the number of shares remaining available under the ESPP, the Committee will allocate the available shares among the participating employees in such manner as it deems fair and which complies with the requirements of Section 423 of the Code.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences under present law of the purchase of shares of Michael Baker common stock under the ESPP and certain dispositions of shares acquired under the ESPP.

For Federal income tax purposes, participants in the ESPP are viewed as having been granted a stock option on the first day of a Purchase Period and as having exercised the stock option by the automatic purchase of shares under the ESPP on the last day of the Purchase Period. A participant will not recognize taxable income either at the time of grant of the option (that is, the first day of a Purchase Period) or on the date of exercise of the option (that is, the last day of a Purchase Period). As described below, a participant will generally recognize taxable income only upon disposition of Michael Baker common stock acquired under the ESPP or upon death.

With limited exceptions including a disposition upon death, if a participant disposes of shares of Michael Baker common stock acquired under the ESPP by sale, gift or otherwise within the later of two years from the first day of the Purchase Period under which the shares were acquired or within one year from the last day of such Purchase Period (that is, makes a “disqualifying disposition”), the participant will recognize ordinary income in the year of such disqualifying disposition equal to the amount by which the fair market value of the stock on the last day of such Purchase Period exceeded the purchase price of the shares. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disqualifying disposition of the shares after such basis adjustment will be a capital gain or loss.

With limited exceptions, if the participant disposes of shares of Common Stock acquired under the ESPP more than two years after the first day of the Purchase Period during which the shares were acquired and more than one year after the last day of such Purchase Period, the participant will recognize ordinary income in the year of such disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the first day of such Purchase Period over the purchase price of the shares (computed as if the option was exercised at such time, in cases where the option price is not calculable at the time of grant). The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized on the disposition of the shares after such basis adjustment will be a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, no ordinary income will be recognized and any loss recognized will be a capital loss.

If the participant still owns the shares of Common Stock acquired under the ESPP at the time of the participant’s death, regardless of the period for which the participant has held the shares, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the first day of the Purchase Period during which the shares were acquired over the purchase price of the shares (computed as if the option was exercised at such time, in cases where the option price is not calculable at the time of grant), will constitute ordinary income in the year of death.

Michael Baker or one of its subsidiaries will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disqualifying disposition. In all other cases, no deduction with respect to options granted or shares of Michael Baker common stock issued under the ESPP is allowed to Michael Baker or one of its subsidiaries.

Action by Shareholders

Approval of the adoption of the ESPP requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting by the holders of Common Stock voting in person or by proxy. Under the Pennsylvania Business Corporation Law, an abstention is not a vote cast. Therefore, an abstention will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

The Board recommends that you vote in favor of Proposal 2.

PROPOSAL 3 — APPROVE MICHAEL BAKER’S LONG-TERM INCENTIVE PLAN

The Michael Baker Corporation Long-Term Incentive Plan (the “Long-Term Plan”) was adopted by the Board on April 9, 2010, contingent upon approval by the Michael Baker shareholders.

The affirmative vote of the shareholders is required for approval of the Long-Term Plan.

The principal features of the Long-Term Plan are summarized below. The summary is qualified in its entirety by the full text of the Long-Term Plan, which is set forth as Exhibit B to this Proxy Statement.

The Board recommends that the shareholders vote “FOR” approval of the adoption of the Long-Term Plan. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of approval of the adoption of the Long-Term Plan.

General

The purposes of the Long-Term Plan are to:

•	promote the growth and profitability of Michael Baker and its affiliates;

•	provide officers and other employees of Michael Baker and its affiliates with the incentive to achieve long-term corporate objectives;

•	attract and retain officers and other employees of outstanding competence; and

•	provide such individuals with an opportunity to acquire shares of Michael Baker common stock.

Employees, including officers and employee-directors of Michael Baker or any subsidiary or affiliate are eligible to receive awards under the Long-Term Plan. It is expected that approximately 2,092 employees, 26 officers and one employee-director will be eligible to participate in the Long-Term Plan.

The aggregate number of shares of Michael Baker common stock which may be issued under the Long-Term Plan is 500,000 shares, all of which may be issued in connection with “full-value awards” of restricted stock, restricted stock units, performance units and other stock-based awards, pursuant to which the awardee does not pay the fair market value for the shares represented by such award, measured as of the grant date. No awards may be granted under the Long-Term Plan subsequent to April 8, 2020.

If any award under the Long-Term Plan is canceled by mutual consent, terminated, or is forfeited or expires for any reason without having been exercised in full, or is satisfied in cash or property other than shares of common stock, the number of shares subject to the award are again available for purposes of the Long-Term Plan. Shares previously owned or acquired by an awardee that are delivered to Michael Baker, or withheld from the award to pay the exercise price of an award or for purposes of satisfying a tax withholding obligation or shares reserved for issuance of a stock appreciation right that exceed the number actually issued are not available for purposes of the Long-Term Plan.

The number of shares available under the Long-Term Plan, any sub-limits, outstanding awards and individual per-employee limits are automatically adjusted in the event of stock dividends and similar events. In the event the shares of Michael Baker common stock have been affected in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off or combination or other similar corporate transaction or event), the Committee will make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of stock (or other securities) which may thereafter be issued in connection with such outstanding awards and adjustments to any exercise price specified in the outstanding awards and will also make appropriate equitable adjustments to the number and kind of shares of stock (or other securities) authorized by, or to be granted under, the Long-Term Plan.

Administration

The Long-Term Plan will be administered by the Compensation Committee (the “Committee”), consisting of not less than two members of the Board. Each member of the Committee must be a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Committee has full authority, in its discretion, to interpret the Long-Term Plan and to select the persons who will receive awards and the number of shares to be covered by each award. The types of awards which the Committee has authority to grant are (1) stock options, which may be either incentive stock options (“ISOs”), as defined in Section 422 of the Code, and options which do not qualify as ISOs, known as nonstatutory stock options (“NSOs,” and, together with ISOs, “options”), (2) stock appreciation rights, which may be granted in tandem with options or alone (“Tandem SARs” and “Stand Alone SARs”, collectively “SARs”), (3) restricted stock, (4) restricted stock units, (5) performance share units, and (6) other stock-based awards. Each of these types of awards is described below.

Stock Options

The Long-Term Plan provides for the grant of “incentive stock options” pursuant to Section 422 of the Code, and “nonstatutory stock options”, which are stock options that do not so qualify. The option price for each stock option may not be less than 100% of the fair market value of Michael Baker common stock on the date the stock option is granted. Fair market value, for purposes of the Long-Term Plan, is the closing price of Michael Baker common stock on the NYSE Amex Exchange for the date as of which fair market value is to be determined. On March 31, 2010 the fair market value of a share of the Michael Baker common stock, as so computed, was $34.48.

A stock option becomes exercisable at such time or times and/or upon the occurrence of such event or events as the Committee may determine. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

Unless the Committee, in its discretion, otherwise determines, the following provisions will apply in the case of an optionee whose employment is terminated.

Retirement.  If the employment of an optionee is terminated by reason of retirement under any Michael Baker retirement plan then in effect, outstanding stock options held by the optionee that are exercisable immediately prior to the termination of employment will be exercisable by the optionee at any time prior to the expiration date of the stock option or within one year after the date of termination, whichever is the shorter period.

Disability.  If the employment of the optionee is terminated by reason of the optionee’s disability, covered by a long-term disability plan of Michael Baker or an affiliate then in effect, all outstanding stock options of the optionee will be exercisable (whether or not so exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within one year after the date of termination of employment, whichever is the shorter period.

Death.  Following the death of an optionee during employment or within a period following termination of employment during which an option remains exercisable, all outstanding stock options of the optionee will be exercisable (whether or not so exercisable immediately prior to the death of the optionee) by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within one year after the date of death of the optionee, whichever is the shorter period.

Sale of Business Unit or Subsidiary.  If the employment of an optionee is terminated due to the sale of a business unit or subsidiary by which the optionee is employed, outstanding stock options held by the optionee that are exercisable immediately prior to the termination of employment will be exercisable by the optionee at any time prior to the expiration date of the stock option or within one year after the date of termination, whichever is the shorter period.

Involuntary Termination.  If the employment of an optionee is involuntarily terminated by Michael Baker without cause, as determined by the Committee or its delegate in its sole discretion, outstanding stock options held by the optionee that are exercisable immediately prior to the termination of employment will be exercisable by the optionee at any time prior to the expiration date of the stock option or within thirty days after the date of termination of employment, whichever is the shorter period.

If the employment of an optionee terminates for any reason other than as described above, all outstanding stock options granted to the optionee will automatically terminate, unless the optionee’s employment was terminated following a “Change in Control,” as described under “Additional Rights in Certain Events” below.

The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the holder of an option may, if authorized by the Committee, pay the option price in whole or in part by delivering to Michael Baker, or by Michael Baker withholding from the award, shares of the Michael Baker common stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash.

For ISOs, the aggregate fair market value (determined on the date of grant) of the shares with respect to which ISOs are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000.

No stock option granted under the Long-Term Plan is transferable other than by Will or by the laws of descent and distribution, and a stock option may be exercised during an optionee’s lifetime only by the optionee.

Subject to the foregoing and the other provisions of the Long-Term Plan, stock options granted under the Long-Term Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee. No reload option rights or dividend equivalents may be granted in connection with any stock option.

Stock Appreciation Rights

The Committee may grant stock appreciation rights in conjunction with a stock option or on a stand-alone basis. Tandem SARs entitle the person exercising them to surrender the related stock option or any portion thereof without exercising the stock option and to receive from Michael Baker the amount by which the fair market value of a share of Michael Baker stock, on the date of exercise of the Tandem SAR, exceeds the option price of the related stock option, multiplied by the number of shares covered by the stock option, or portion thereof, which is surrendered.

Tandem SARs are exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option. Tandem SARs granted in conjunction with an incentive stock option are not exercisable unless the then fair market value of Michael Baker common stock exceeds the option price of the shares subject to the option.

Stand Alone SARs entitle the person exercising them to receive from Michael Baker the amount by which the fair market value, on the date of exercise of the Stand Alone SAR, equal to the excess of the fair market value of one share on such date over the exercise price, exceeds the exercise price of the Stand Alone SAR, which exercise price may not be less than 100% of the fair market value per share on the grant date, multiplied by the number of shares covered by the Stand Alone SAR.

Unless the Committee determines otherwise, the post-termination of employment provisions applicable to stock options also apply to SARs. No dividend equivalents or reload rights may be granted in connection with any SAR.

The Committee may, in its discretion, determine that Michael Baker’s obligation with respect to SARs will be paid in shares of Michael Baker common stock or cash, or partially in each.

Restricted Stock

Shares of restricted stock will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Committee may impose and will be subject to forfeiture in whole or in part if certain events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The restricted stock agreement between Michael Baker and the awardee will set forth the number of shares of restricted stock awarded to the awardee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the shares of restricted stock in whole or in part and such other terms and conditions as the Committee in its discretion deems appropriate. The restriction period applicable to restricted stock may not be less than three years, with no more frequent than ratable vesting over such period, in the case of a time-based restriction, or one year in the case of a performance-based restriction, except that up to 100,000 shares of restricted stock with no minimum vesting period may be granted from the shares available for full-value awards.

Unless otherwise determined by the Committee, restricted stock is forfeited upon termination of employment prior to vesting, except for termination by reason of the awardee’s retirement, death, disability or sale of the business unit or subsidiary by which the awardee is employed.

Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, the shares of restricted stock will be held in escrow. Upon the lapse or termination of the restrictions (and not before), the share certificates, or record in book-entry form, will be delivered to the awardee. From the date a restricted stock award is effective, however, the awardee will be a shareholder with respect to the restricted stock and will have all the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the restrictions and limitations imposed by the Committee.

Restricted Stock Units

Restricted stock units awarded by the Committee will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the units while subject to restriction) as the Committee may impose and will be subject to forfeiture in whole or in part if certain events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The restricted stock unit agreement between Michael Baker and the awardee will set forth the number of restricted stock units awarded to the awardee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted stock units in whole or in part and such other terms and conditions as the Committee in its discretion deems appropriate.

The restriction period applicable to restricted stock units will be three years in the case of a time-based restriction, with no more frequent than ratable vesting over such period or, in the case of a performance-based restriction, one year, except that up to 100,000 restricted stock units with no minimum vesting period may be granted from the shares available for full-value awards.

Unless otherwise determined by the Committee, restricted stock units are forfeited upon termination of employment prior to vesting, except for termination by reason of the awardee’s retirement, death, disability or sale of the business unit or subsidiary by which the awardee is employed. Restricted stock units may include the right to receive dividend equivalents. During the two and one-half months following the end of the year in which vesting occurs, the awardee is paid a number of shares of Michael Baker common stock equal to the number of restricted stock units vested. In its discretion, the Committee may determine that the obligation will be paid in shares of Michael Baker common stock or cash, or partially in each.

Performance Share Units

A performance share unit granted by the Committee under the Long-Term Plan shall represent a right to receive shares of Michael Baker common stock or cash, or any combination thereof based on the achievement, or the level of achievement, during a specified performance period of not less than one year, of one or more performance goals established by the Committee at the time of the award. Performance share units may include the right to receive dividend equivalents.

The provisions of this paragraph apply in the case of performance share units that are intended to qualify as performance-based compensation under Section 162(m) of the Code. At the time a performance share unit is granted, the Committee shall set forth in writing (1) the performance goals applicable to the award and the performance period during which the achievement of the performance goals shall be measured, (2) the amount which may be earned by the participant based on the achievement, or the level of achievement, of the performance goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the award as the Committee may, in its discretion, determine. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any performance goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a performance share unit which will be earned based on the achievement of performance goals.

Performance goals shall mean one or more preestablished, objective measures of performance during a specified performance period, selected by the Committee in its discretion. Performance goals may be based on one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or as a percentage of an incentive pool: earnings or earnings per share; total return to stockholders; return on equity, assets or investment; pre-tax margins; revenues; expenses; costs; stock price; market share; charge-offs; non-performing assets; income; operating, net or pre-tax income; operating ratios or results; and cash flow. Performance goals based on such performance measures may be based either on the performance of Michael Baker, an affiliate, any branch, department, business unit or other portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected or defined by the Committee at the time of making a performance share unit award and expressed on either a gross or net basis. The Committee may in its discretion also determine to use other objective performance measures as performance goals.

Following completion of the applicable performance period, and prior to any payment of a performance award to the participant which is intended to qualify under Section 162(m) of the Code, the Committee shall determine in accordance with the terms of the performance share unit and shall certify in writing whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance.

In any one calendar year during a particular performance period, the maximum amount which may be earned by any individual participant under awards (other than options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be earned based on the achievement of performance criteria specified in the Long-Term Plan is 100,000 shares of Michael Baker common stock or, if such award is payable in cash, the fair market value equivalent thereof. In the case of multi-year performance periods, the amount which is earned in any one calendar year of the performance period is the amount earned for the performance period divided by the number of full and partial calendar years in the period.

Performance share units granted by the Committee and based upon the performance criteria provided under the Long-Term Plan are intended to qualify for the “performance based compensation” exception from the $1 million cap on deductibility of executive compensation imposed by Section 162(m) of the Code. Absent additional shareholder approval, no performance award intended to qualify under Section 162(m) of the Code may be granted under the Long-Term Plan subsequent to the annual meeting of Michael Baker shareholders in 2015.

Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Michael Baker common stock, as deemed by the Committee to be consistent with the purposes of the Long-Term Plan, including, without limitation, purchase rights, shares of Common Stock awarded without restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of Common Stock, as the Committee in its discretion may determine. Other stock-based awards, excepting purchase rights, may include the right to receive dividends or dividend equivalents, as applicable.

The Committee shall determine the terms and conditions of other stock-based awards, subject to any minimum vesting requirements applicable to restricted stock units or restricted stock, as applicable, and the sub-limit of shares available for grant with no minimum vesting period. Any shares of Common Stock or securities delivered pursuant to a purchase right granted under the Long-Term Plan shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of Michael Baker common stock, or other property or any combination thereof, as the Committee shall determine. However, the value of such consideration shall not be less than the fair market value of such shares of Michael Baker common stock or other securities on the date of grant of the purchase right.

Additional Rights in Certain Events

The Long-Term Plan provides for certain additional rights upon the occurrence of a Change in Control. Such an event is deemed to have occurred (1) when a beneficial owner acquires securities entitling such person to thirty percent (30%) or more of the voting power of Michael Baker (other than through acquisitions by or from Michael Baker or by any employee benefit plan or stock ownership plan or related trust sponsored by Michael Baker or an affiliate in certain excluded transactions as described in the Long-Term Plan), (2) upon consummation of a merger, consolidation, share exchange or division involving Michael Baker, or any sale or other disposition of all or substantially of the consolidated assets of Michael Baker, excluding certain transactions as described in the Long-Term Plan, (3) upon a successful solicitation relating to the election or removal of 50 percent or more of the members of the Board or less than 51 percent of the members of the Board remain as continuing directors, or (4) upon completion of a tender offer to acquire securities of Michael Baker entitling the holders to 30 percent or more of the voting power of Michael Baker, excluding certain transactions described in the Long-Term Plan.

Unless the agreement between Michael Baker and the awardee otherwise provides, in the event the employment of a participant is terminated by Michael Baker and its affiliates without cause within two years following a Change in Control (1) all outstanding stock options, stock appreciation rights and other purchase rights will become immediately and fully exercisable, and may be exercised for a period of one year from the date of such termination of employment, but in no event after the expiration date of the stock option, stock appreciation right or other purchase right, and (2) all restrictions applicable to restricted stock and restricted stock units, and other stock-based awards under the Long-Term Plan will lapse and such awards will fully vest. Upon the occurrence of any Change in Control, all performance criteria and other conditions to payment of performance share units and other awards under which payments are subject to performance conditions shall be deemed to be achieved or fulfilled on a pro-rata basis for the number of whole months elapsed from the commencement of the performance period through the date of the Change in Control, measured at the actual performance level achieved or, if not determinable, in the manner specified by the Committee at the commencement of the performance period, and shall be waived by Michael Baker.

The Committee may condition the acceleration, exercise period, lapse of restrictions and/or deemed achievement of performance goals upon the occurrence of a change in ownership or effective control of Michael Baker or a change in the ownership of a substantial portion of the assets of Michael Baker as determined under Section 409A of the Code.

Possible Anti-Takeover Effect

The provisions of the Long-Term Plan providing for the acceleration of the exercise date of stock options, the lapse of restrictions applicable to restricted stock, restricted stock units, and other stock-based awards upon the occurrence of a Change in Control, and the deemed achievement of performance goals following a Change in Control may be considered as having an anti-takeover effect.

Miscellaneous

In the discretion of the Committee, awards under the Long-Term Plan, including other stock-based awards and shares of Michael Baker common stock may be used in connection with, or to satisfy obligations of Michael Baker or an affiliate under other compensation or incentive plans, programs or arrangements of Michael Baker or any affiliate.

The maximum aggregate number of shares of the Michael Baker common stock which shall be available for the grant of stock options, SARs and other purchase rights to any one individual under the Long-Term Plan during any calendar year shall be limited to 100,000 shares. The Board may amend or terminate the Long-Term Plan at any time, except that the Board may not adversely affect the rights of a holder of any outstanding award and except that no amendment may be made without the approval of the Michael Baker shareholders if (1) the effect of the amendment is to make any changes in the class of employees eligible to receive incentive stock options or increase the number of shares for which incentive stock options may be granted under the Long-Term Plan or (2) if shareholder approval of the amendment is required by the rules of any stock exchange on which the Michael Baker common stock may then be listed or (3) for stock options, stock appreciation rights and performance share units and other awards based upon performance goals granted under the Long-Term Plan to qualify as “performance based compensation” as then defined in the regulations under Section 162(m) of the Code. Unless approved by shareholders, repricing of stock options, SARs and other purchase rights is not permitted and the purchase price of any such award may not be reduced after grant except to reflect stock splits and similar events.

The Committee may determine, and provide in an award agreement, that an award will be forfeited or must be repaid if the participant engages in competitive conduct, other than following a Change in Control, or other conduct that is materially adverse to the interests of Michael Baker, including fraud or conduct contributing to any financial restatements or irregularities.

New Plan Benefits

The actual amount of awards to be received by or allocated to participants or groups under the Long-Term Plan is not determinable in advance because the selection of participants who receive awards under the Long-Term Plan, and the size and type of awards, are generally determined by the Committee in its discretion.

No equity grants were awarded to our named executive officers in fiscal year 2009.

Equity Compensation Plan Information

The following table shows information relating to the number of shares authorized for issuance under an equity compensation plan as of December 31, 2009.

	(1)
	Number of		(3)
	Securities to be		Number of
	Issued Upon	(2)	Securities Remaining
	Exercise of	Weighted-	Available for Future
	Outstanding	Average	Issuance Under Equity
	Options,	Exercise Price of	Compensation Plans
	Warrants	Outstanding Options,	(Excluding Securities
Plan Category	and Rights	Warrants and Rights	Reflected in Column(1))

Equity compensation plans approved by security holders	104,463	$22.87	131,000
Equity compensation plans not approved by security holders	—	—	—
Total	104,463	$22.87	131,000

As of December 31, 2009 there were 104,463 options outstanding with an average exercise price of $22.87, and a weighted average remaining term life of 5.3 years. These options were issued under the 1995 Stock Incentive

Plan and the 1996 Nonemployee Directors Stock Incentive Plan. There were also 24,000 unvested full-value awards outstanding in the form of unvested restricted stock issued pursuant to the 1996 Nonemployee Directors Stock Incentive Plan.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.

Incentive Stock Options.  An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of Michael Baker common stock. If shares of Michael Baker common stock received upon the prior exercise of an incentive stock option are transferred to Michael Baker in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer will be considered a “disqualifying disposition” of the shares transferred, but, under regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

Neither Michael Baker nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a “disqualifying disposition.” Except as described in “Other Tax Matters” below, if an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” Michael Baker or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Nonstatutory Stock Options.  An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part with shares of Michael Baker common stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.

Except as described in “Other Tax Matters” below, Michael Baker or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Stock Appreciation Rights.  An awardee will not recognize any taxable income for Federal income tax purposes upon receipt of stock appreciation rights. The value of any Michael Baker common stock or cash received in payment of stock appreciation rights will be treated as compensation received by the awardee in the year in which the awardee receives the common stock or cash. Except as described in “Other Tax Matters” below, Michael Baker generally will be entitled to a corresponding deduction in the same amount for compensation paid to the awardee.

Restricted Stock.  An awardee of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in “Other Tax Matters” below, Michael Baker or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Restricted Stock Units.  An awardee who receives restricted stock units will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or shares of common stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of common stock. Except as described in “Other Tax Matters” below, Michael Baker generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Performance Share Units.  An employee who receives performance share units will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any shares of common stock received pursuant to the award will be treated as compensation income received by the employee generally in the year in which the employee receives such shares of common stock. Except as described in “Other Tax Matters” below, Michael Baker generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Other Tax Matters.  The exercise by an employee of a stock option, stock appreciation right or other purchase right, the lapse of restrictions on restricted stock and restricted stock units, or the deemed achievement or fulfillment of performance share units following the occurrence of a change of control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of common stock resulting from such exercise or deemed achievement or fulfillment of performance share units or, in the case of restricted stock and restricted stock units, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the unavailability of a compensation deduction which would otherwise be allowable to Michael Baker as explained above. Except for (i) nonstatutory stock options, (ii) stock appreciation rights, and (iii) restricted stock awards, restricted stock unit awards, and performance share units that meet the requirements of the Long-Term Plan and are based on the performance measures described therein, Michael Baker may not be eligible for a compensation deduction which would otherwise be allowable for compensation paid to any employee if, as of the close of the tax year, the employee is the chief executive officer of Michael Baker (or acts in that capacity) or is another “covered employee” as defined under the Code (other than the chief executive officer), if the total compensation paid to such employee exceeds $1,000,000.

Additional Information.  Michael Baker expects that stock options, stock appreciation rights, performance share units, restricted stock and restricted stock unit awards that are based on performance measures set forth in the Long-Term Plan and otherwise meet the requirements of the Long-Term Plan will qualify as performance-based compensation that is exempt from the $1,000,000 annual deduction limit (for Federal income tax purposes) of compensation paid by public corporations to each of the Corporation’s chief executive officer and other covered employees in each fiscal year, which limit is imposed by Code Section 162(m). Because of ambiguities and uncertainties as to the application and interpretation of Code Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding Michael Baker’s efforts, that compensation intended by Michael Baker to satisfy the requirements for deductibility under Code Section 162(m) will in fact do so.

Vote Required

Approval of the adoption of the Long-Term Plan requires the affirmative vote of a majority of the votes cast on the proposal by the holders of Michael Baker common stock voting in person or by proxy at the Annual Meeting, with a quorum of a majority of the outstanding shares of Michael Baker common stock being present or represented. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

The Board recommends that you vote in favor of Proposal 3.

PROPOSAL 4 — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has retained Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010. The Board expects that representatives of Deloitte & Touche LLP will be present at the annual meeting and, while the representatives do not currently plan to make a statement at the meeting, they will have the opportunity to do so if they so desire. They will also be available to respond to appropriate questions.

Reason for the proposal

Selection of our independent registered public accounting firm is not required to be submitted for shareholder approval, but the Audit Committee of our Board is seeking ratification of its selection of Deloitte & Touche LLP from our shareholders as a matter of good corporate practice. If shareholders do not ratify this selection, the Audit Committee will reconsider its selection of Deloitte & Touche LLP, and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in Michael Baker’s best interest and the best interests of the shareholders.

Vote Required

Ratification of Deloitte & Touche LLP as our independent registered accounting firm for the fiscal year ending December 31, 2010, requires the affirmative vote of a majority of the votes cast on the proposal by the holders of Michael Baker common stock voting in person or by proxy at the Annual Meeting, with a quorum of a majority of the outstanding shares of Michael Baker common stock being present or represented. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

The Board recommends that you vote in favor of Proposal 4.

OTHER INFORMATION

Other Business

Michael Baker does not expect any business to come before the meeting other than the election of directors, the proposals related to the Employee Stock Purchase Plan and the Long-Term Incentive Plan, and the ratification of the selection of Deloitte & Touche LLP. If other business is properly raised, your proxy authorizes its holder to vote according to his or her best judgment.

Independent Registered Public Accounting Firm

The Board of Directors expects that representatives of Deloitte & Touche LLP will be present at the annual meeting and, while the representatives do not currently plan to make a statement at the meeting, they will have the opportunity to do so if they so desire. They will also be available to respond to appropriate questions.

The Audit Committee of the Board of Directors of Michael Baker has selected Deloitte & Touche LLP as its independent registered public accounting firm for 2010.

Audit Fees

This table shows the aggregate fees for services provided by Deloitte & Touche LLP for the fiscal years ended December 31, 2009 and 2008:

	2009		2008

Audit Fees	$1,113,780	(1)	$1,153,437	(1)
Audit-Related Fees	$18,700	(2)	$19,350	(2)
Tax Fees	$6,000	(3)	$47,914	(3)
All Other Fees	$2,000	(4)	$1,500	(4)

Total Fees	$1,140,480		$1,222,201

(1)	Deloitte & Touche LLP’s audit fees represent the aggregate fees billed for fiscal year 2009 or 2008, as indicated, for professional services rendered by Deloitte & Touche LLP for the audit of Michael Baker’s annual financial statements and review of financial statements included in Michael Baker’s Quarterly Reports on Form 10-Q. Included in the audit fees for fiscal year 2008 are $154,000 of fees associated with the stand-alone audit of the Energy segment. Included in the audit fees for fiscal year 2009 are $455,000 of fees associated with the sale of the Energy segment including consultations regarding discontinued operations and tax accounting, as well as additional work related to the 2009 audit. In addition to the fees included in the table for services related to fiscal year 2008, Deloitte & Touche LLP’s fees for audit services associated with our Nigerian subsidiary related to prior fiscal years, where such services were performed and billed in 2008, were $16,239.

(2)	These amounts reflect services related to the Baker 401(k) Plan audit fees.

(3)	These amounts reflect services related to Nigerian corporate taxes, Nigerian PAYE taxes and Nigerian work-related VAT taxes. In addition to the tax fees included in the table for services related to fiscal year 2008, Deloitte & Touche LLP’s fees for the same type of services related to prior fiscal years, where such services were performed and billed in 2008, were $45,669.

(4)	These amounts reflect fees related to access to a technical library in 2008 and 2009.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm to assure that the provision of such services does not impair the registered public accounting firm’s independence.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. All other permitted services must also be pre-approved by the Audit Committee.

The Chief Financial Officer determines whether services to be provided require pre-approval or are included within the list of pre-approved services.

All services provided by Deloitte & Touche LLP in fiscal years 2009 and 2008 were pre-approved by the Audit Committee.

Code of Ethics for Senior Officers

Michael Baker has adopted a Code of Ethics for Senior Officers that includes the provisions required under applicable Securities and Exchange Commission regulations for a code of ethics. A copy of the Code of Ethics for Senior Officers is posted on Michael Baker’s website at http://www.mbakercorp.com and is available in print to any shareholder who requests it. In the event that we make any amendments to or waivers from this Code, we will discuss the amendment or waiver and the reasons for such on Michael Baker’s website.

The obligations of the Code of Ethics for Senior Officers supplement, but do not replace, the Code of Business Conduct applicable to Michael Baker’s directors, officers and employees. A copy of the Code of Business Conduct is posted on Michael Baker’s website at http://www.mbakercorp.com and is available in print to any shareholder who requests it.

Communications by Shareholders with the Board

The Board provides a process for shareholders to send communications to the Board or to any of the directors of Michael Baker. Shareholder communications to the Board or any director should be sent c/o the Secretary of Michael Baker, Airside Business Park, 100 Airside Drive, Moon Township, PA 15108. All such communications will be compiled by the Secretary of Michael Baker and submitted to the Board or the individual director at the next regularly scheduled meeting of the Board.

Expenses of Solicitation

Michael Baker pays the cost for proxy solicitation. In addition to mailing, officers, directors and other employees may, in a limited number of instances, solicit proxies in person by telephone or facsimile.

Shareholder Proposals for Next Year

The 2011 annual meeting is currently expected to be held in May 2011. To be eligible for inclusion in next year’s proxy for the 2011 annual meeting of shareholders, the deadline for shareholder proposals to be received by the Company’s Secretary is on or before December 17, 2010. Nominations of candidates for election as directors must be made in accordance with Section 2.01.01 of the Company’s By-Laws, which provides for, among other things, submission of nominations at least 60 days prior to the annual meeting. Any shareholder intending to present a proposal for action by the shareholders at the 2011 annual meeting must give written notice of the matter or proposal to be considered on or before February 25, 2011, or the persons appointed by the Board of Directors to act as proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal raised at the 2011 annual meeting.

By order of the Board of Directors,

H. JAMES MCKNIGHT
Secretary

EXHIBIT A

MICHAEL BAKER CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

Section 1.  Purpose.

The Michael Baker Corporation Employee Stock Purchase Plan is intended to provide a method whereby Employees of the Company will have an opportunity to purchase shares of the Common Stock of the Company through payroll deductions. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Section 2.  Definitions.

2.1 “Board” shall mean the Board of Directors of the Company.

2.2 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.3 “Committee” shall mean the Compensation Committee of the Board, including any successor committee.

2.4 “Common Stock” shall mean the common stock of the Company, or any stock into which such common stock may be converted.

2.5 “Company” shall mean Michael Baker Corporation.

2.6 “Designated Percentage” shall mean the percentage described in Section 5.2 of the Plan.

2.7 “Designated Subsidiary” shall mean all Subsidiaries of the Company, unless otherwise specified by the Committee.

2.8 “Eligible Compensation” shall mean the basic rate of compensation established by the Company for the services of an Employee, including overtime and merit salary increases paid during the year, but shall exclude all other forms of compensation, including, by way of illustration and not limitation, bonuses, commissions, payments in lieu of vacation, all non-regular payments, payments to health, retirement, unemployment, death, long-term disability (other than short-term non-occupational illness), or any other similar plan generally classified as a welfare or pension plan, any special purpose payments such as car or expense allowances, moving expenses, educational payments, and any other non-basic payments, as such compensation appears on the books and records of the Company or a Designated Subsidiary for services rendered to the Company or a Designated Subsidiary, determined prior to any contractual reductions related to contributions under a “qualified cash or deferred arrangement” (as determined under Section 401(k) of the Code and its applicable regulations) or under a “cafeteria plan” (as defined under Section 125 of the Code and its applicable regulations). The Committee shall have the authority from time to time to approve the inclusion or deletion of any or all forms of compensation in or from the definition of, Eligible Compensation and may change the definition on a prospective basis, subject, however, to Code Section 423(b)(5).

2.9 “Employee” shall mean any employee of the Company or a Designated Subsidiary during the relevant Purchase Period; provided that the Committee shall have the authority to exclude (i) employees who have been employed less than two years; (ii) employees whose customary employment is 20 hours or less per week; (iii) employees whose customary employment is for not more than five months in any calendar year; and (iv) highly compensated employees.

2.10 “Offering Date” shall mean the first business day of each Purchase Period.

2.11 “Fair Market Value” shall mean the closing price of a share of Common Stock in the NYSE Amex Equities Composite Transactions on the relevant date, or, if no sale shall have been made on such exchange on that date, the closing price in the NYSE Amex Equities Composite Transactions on the last preceding day on which there was a sale.

2.12 “Participant” shall mean a participant in the Plan as described in Section III of the Plan.

2.13 “Plan” shall mean this Michael Baker Corporation Employee Stock Purchase Plan, as amended from time to time.

2.14 “Purchase Date” shall mean the last business day of each Purchase Period.

2.15 “Purchase Period” shall mean a calendar quarter or other period as determined by the Committee pursuant to Section 4.2; provided that in no event shall the duration of any Purchase Period exceed five years in the case of a Purchase Period during which the purchase price of any stock option is stated in terms of a percentage of the Fair Market Value of the Common Stock on the Purchase Date, or 27 months in the case of a Purchase Period during which the purchase price of any stock option is stated in terms of a percentage of the Fair Market Value of the Common Stock on the Offering Date or the Purchase Date.

2.16 “Subsidiary” shall mean any subsidiary corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, as described in Code Section 424(f).

Section 3.  Eligibility, Participation and Withdrawal.

3.1 Eligibility.  Any Employee employed by the Company or by any Designated Subsidiary on an Offering Date shall be eligible to participate in the Plan with respect to the Purchase Period commencing on such Offering Date, and options to purchase Common Stock can be granted only to Employees of the Company or a Designated Subsidiary. No Employee may be granted an option under the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code Section 424(d)), shares of capital stock, including stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Company, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which are consistent with Code Section 423(b)(5).

3.2 Enrollment.  An Employee who is eligible to participate in the Plan may become a Participant beginning with the first payroll date following the commencement of a Purchase Period by filing, during the enrollment period prior to an applicable Offering Date prescribed by the Committee, a completed payroll deduction authorization in the manner specified with the Human Resources Department of the Company.

3.3 Payroll Deductions.

(a) An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Eligible Compensation, not to exceed 10% or such other percentage as specified by the Committee prior to the commencement of a Purchase Period. All payroll deductions may be held by the Company and commingled with its other corporate funds. No interest shall be paid or credited to the Participant with respect to such payroll deductions except where required by local law or as determined by the Committee. A separate bookkeeping account for each Participant shall be maintained by the Company under the Plan, and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account.

(b) Subject to such limitations, if any, as prescribed by the Committee, a Participant may prospectively initiate an increase or decrease to his or her rate of payroll deductions for any Purchase Period in accordance with and by such time as is established under the Company’s then applicable procedures for changing payroll deductions, which at a minimum shall permit a Participant to increase or decrease his or her rate of payroll deductions on the first day of January, April, July or October by filing a new payroll deduction authorization form with the Company at least 30 days prior to such dates. If a Participant has not followed such procedures to change the rate of payroll deductions, the rate of payroll deductions shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods unless reduced to reflect a change by the Committee in the maximum permissible rate.

3.4 Withdrawal.

(a) Under procedures established by the Committee, a Participant may discontinue payroll deductions under the Plan at any time during, or following, a Purchase Period. If a Participant has not followed such procedures to discontinue the payroll deductions, the rate of payroll deductions shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods unless reduced to reflect a change by the Committee in the maximum permissible rate.

(b) If a Participant discontinues participation during a Purchase Period, his or her accumulated payroll deductions will be used to purchase shares of the Company’s Common Stock in accordance with this Plan, but no further payroll deductions will be made from his or her pay during such Purchase Period or future Purchase Periods; provided, however, a Participant’s withdrawal will not have any effect upon his or her eligibility to elect to participate in any succeeding Purchase Period.

3.5 Termination of Employment.  In the event any Participant terminates employment with the Company or any Subsidiary for any reason (including death or disability or failure to return to active employment following a paid leave of absence) prior to the expiration of a Purchase Period, the Participant’s participation in the Plan shall terminate, and all amounts credited to the Participant’s account shall be used to purchase shares of the Company’s Common Stock in accordance with this Plan. Employees who are on a Company paid leave of absence, as described in the Company’s policies, shall be considered Employees through the leave of absence and shall be deemed to have terminated employment at the end of such leave of absence unless such Employee has returned to active employment.

Section 4.  Offerings.

4.1 Authorized Shares.  The maximum number of shares of Common Stock which may be issued pursuant to the Plan shall be 750,000 shares, subject to adjustment as provided in Section 7. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, or shares purchased on the open market, as determined from time to time by the Board. If on any Purchase Date the number of shares otherwise purchasable by Participants is greater than the number of shares then remaining available under the Plan, the Committee shall allocate the available shares among the Participants in such manner as it deems fair and which complies with the requirements of Code Section 423 for employee stock purchase plans.

4.2 Purchase Periods.  Each Purchase Period shall be determined by the Committee. Unless otherwise determined by the Committee, (i) the duration of each Purchase Period shall be a calendar quarter, (ii) the first Purchase Period shall commence July 1, 2010; and (iii) subsequent Purchase Periods shall run consecutively each calendar quarter after the termination of the preceding Purchase Period. The Committee shall have the power to change the commencement date or duration of future Purchase Periods, without shareholder approval, and without regard to the expectations of any Participants; provided, that in no event shall the duration of any Purchase Period exceed five years in the case of a Purchase Period during which the purchase price of any stock option is stated in terms of a percentage of the Fair Market Value of the Common Stock on the Purchase Date, or 27 months in the case of a Purchase Period during which the purchase price of any stock option is stated in terms of a percentage of the Fair Market Value of the Common Stock on the Offering Date or the Purchase Date. In the event of the proposed liquidation or dissolution of the Company or a proposed sale of all or substantially all of the stock or assets of the Company or the merger or consolidation of the Company with or into another corporation, then the Committee may, in its sole discretion, establish a date on or before the date of consummation of such liquidation, dissolution, sale, merger or consolidation, which date shall be the ending date of the then current Purchase Period.

Section 5.  Grant of Options.

5.1 Grant of Options.  On the Offering Date for each Purchase Period, each eligible Employee who has elected to participate as provided in Section 3.2 shall be granted an option to purchase the number of shares of Common Stock which may be purchased with the payroll deductions to be accumulated in an account maintained on behalf of such Employee assuming (1) payroll deductions throughout the Purchase Period at a rate of 15% (or such other percentage as determined by the Committee) of the Employee’s Eligible Compensation as of the Offering Date and (2) a purchase price equal to the Designated Percentage (as defined in Section 5.2) of Fair Market Value as of the Offering Date. Notwithstanding the preceding sentence:

(a) The number of shares which may be purchased by any Participant on the first Purchase Date to occur in any calendar year may not exceed the number of shares determined by dividing $25,000 by the Fair Market Value of a share of Common Stock on the Offering Date for the Purchase Period ended on such Purchase Date.

(b) The number of shares which may be purchased by a Participant on any subsequent Purchase Date in the same calendar year shall not exceed the number of shares determined by performing the calculation below:

Step One:  Multiply the number of shares purchased by the Participant on each previous Purchase Date in the same calendar year by the Fair Market Value of a share of Common Stock on the Offering Date for the Purchase Period ended on such Purchase Date.

Step Two:  Subtract the amount(s) determined in Step One from $25,000.

Step Three:  Divide the remainder amount determined in Step Two by the Fair Market Value of a share of Common Stock on the Offering Date for the Purchase Period ending on the Purchase Date for which the calculation is being performed. The quotient thus obtained is the maximum number of shares which may be purchased by the Participant on such Purchase Date.

5.2 Purchase Price.  The option price of each option shall be 90% (the “Designated Percentage”) of the Fair Market Value on the Purchase Date on which the Common Stock is purchased. Notwithstanding the foregoing sentence, the Committee may change the Designated Percentage with respect to any future Purchase Period, but not below 85%, and the Committee may determine with respect to any prospective Purchase Period that the option price shall be the Designated Percentage of the lower of (i) the Fair Market Value of the Common Stock on the Offering Date on which an option is granted or (ii) the Fair Market Value of the Common Stock on the Purchase Date on which the Common Stock is purchased.

5.3 $25,000 Limitation.  Notwithstanding any other provision of the Plan to the contrary, no Employee participating in the Plan shall be granted an option which permits the Employee’s rights to purchase Common Stock under the Plan and all Code Section 423 employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 in Fair Market Value of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The preceding sentence shall be interpreted so as to comply with Code Section 423(b)(8).

Section 6.  Exercise and Delivery.

6.1 Automatic Exercise.  Subject to Section 3.5 and the limitation of Section 5.1, on each Purchase Date, a Participant’s option shall be exercised automatically for the purchase of that number of full and fractional shares of Common Stock which the accumulated payroll deductions credited to the Participant’s account at that time shall purchase at the applicable price specified in Section 5.2. All fees associated with the purchase of shares will be paid by the Company.

6.2 Payment.  The Company shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock, and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other shareholder rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 6.

6.3 Delivery.  Unless and until otherwise determined by the Committee, all shares purchased under the Plan shall be deposited, in book-entry form or otherwise, directly to an account established in the name of the Participant. Upon the exercise of an option on each Purchase Date, the Company shall deliver (by electronic or other means) to the Participant a record of the Common Stock purchased. The Committee may require that shares purchased under the Plan be retained for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares.

6.4 Transferability.  Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and during the Participant’s lifetime may be exercised only by the Participant. Any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 3.4.

Section 7.  Adjustments.

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock options, the number of shares of the Common Stock subject to the share limit provided herein and the number of shares which may be issued under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

Subject to the Board’s ability to terminate the Plan pursuant to Section 9 and the Committee’s discretion to terminate a Purchase Period pursuant to Section 4.2, if the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

In case of any adjustment or substitution as provided for in this Section 7, the Committee shall equitably adjust the formula for determining the Purchase Price of outstanding stock options in accordance with the requirements of Sections 423 and 424 of the Code.

If any adjustment or substitution provided for in this Section 7, requires the approval of shareholders in order to enable the Company to grant stock options under the Plan, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, if the effect of any such adjustment or substitution would be to cause any outstanding option granted under the Plan to fail to continue to qualify as an option subject to Sections 421 and 423 of the Code or to cause a modification, extension or renewal of such option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such outstanding stock option.

Section 8.  Administration.

8.1 Authority of Committee.  The Committee will have the authority and responsibility for the administration of the Plan. The Committee may delegate to one or more individuals or committees the day-to-day administration of the Plan. The Committee, or its delegate, shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable. Decisions of the Committee shall be final and binding upon all Participants. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective, as if it had been made at a meeting of the Committee duly held. The Company shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

8.2 Reports.  Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the purchase price, and the number of shares purchased.

Section 9.  Amendment or Termination of the Plan.

The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever without shareholder approval except as may be required by the rules of any stock exchange on which the Common Stock is listed and, without approval of the shareholders, no such revision or amendment shall (a) increase the number of shares subject to the Plan, other than an adjustment under Section 7 of the Plan, or (b) materially modify the requirements as to eligibility for participation in the Plan except as otherwise specified in this Plan.

Section 10.  Miscellaneous.

10.1 Compliance with Legal and Exchange Requirements.  The Company shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Company has determined that: (i) it and the Participant have taken all actions required to register the Common Stock under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

10.2 Governmental Approvals.  This Plan and the Company’s obligation to sell and deliver shares of its stock under the Plan in any jurisdiction shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder in such jurisdiction.

10.3 No Enlargement of Employee Rights.  Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time. It is not intended that any rights or benefits provided under this Plan shall be considered part of normal or expected compensation for purposes of calculating any severance, resignation, end of service payments, bonuses, long service awards, pension, retirement or similar payments.

10.4 Governing Law.  This Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to conflicts of laws thereof) and applicable Federal law.

10.5 Effective Date.  This Plan shall be effective April 9, 2010, the date of its effective adoption by the Board, provided that on or prior to April 8, 2011, such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at a duly called and convened meeting of such holders.

EXHIBIT B

MICHAEL BAKER CORPORATION

LONG-TERM INCENTIVE PLAN

Section 1.  Purposes

The purposes of this Long-Term Incentive Plan (the “Plan”) are to promote the growth and profitability of Michael Baker Corporation (the “Company”) and its Affiliates, to provide officers and other employees of the Company and its Affiliates with the incentive to achieve long-term corporate objectives, to attract and retain officers and other employees of outstanding competence, and to provide such individuals with an opportunity to acquire shares of common stock of the Company (the “Common Stock”). For purposes of the Plan, the term ‘‘Affiliate” shall mean any corporation, limited partnership or other organization in which the Company owns, directly or indirectly, 50% or more of the voting power.

Section 2.  General

2.1 Administration.

(a) Committee Composition.  The Plan shall be administered by a Committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”), each member of which shall at the time of any action under the Plan be (1) a “non-employee director” as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act”), or any successor rule and (2) an “outside director” as then defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision.

(b) Authority.  The Committee shall have the authority in its sole discretion from time to time: (i) to designate the individuals eligible to participate in the Plan; (ii) to grant Awards, as hereinafter defined, under the Plan; (iii) to prescribe such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; and (iv) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee.

(c) Binding Action.  All actions of the Committee shall be final, conclusive and binding upon all persons. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(d) Delegation.  To the extent permitted by applicable law, the Committee may delegate, within limits it may establish from time to time, the authority to grant awards to employees who are not subject to Section 16 of the Exchange Act and who are not “covered employees”, as defined in Section 162(m) of the Code.

2.2 Eligibility.  The Committee may grant Awards under the Plan to any employee of the Company or any of its Affiliates. Eligible employees are referred to herein as “Participants”. Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant Awards as described herein and to determine the Participants to whom any such grant shall be made and the number of shares or value to be covered thereby. In determining the eligibility of any Participant, as well as in determining the number of shares or value covered by each Award, the Committee shall consider the position and the responsibilities of the Participant being considered, the nature and value to the Company or an Affiliate of his or her services, his or her present and/or potential contribution to the success of the Company or an Affiliate and such other factors as the Committee may deem relevant.

2.3 Awards.

(a) Available Awards.  Awards under the Plan may consist of: stock options (“Options”) (either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance share units, and other stock-based awards (collectively, “Awards”).

(b) Award Agreements.  Each Award shall be confirmed by an agreement (an “Award Agreement”) executed by the Company, in such form as the Committee shall prescribe from time to time in accordance with the Plan.

2.4 Shares Available under the Plan.  The aggregate number of shares of Common Stock which may be issued and as to which grants of Awards may be made under the Plan is 500,000 shares, subject to adjustment and substitution as set forth in Section 8, all of which may be granted as incentive stock options, and/or may be issued in connection with Awards of restricted stock, restricted stock units, performance share units, and other stock-based awards, pursuant to which the Participant is not required to pay the Fair Market Value, as hereinafter defined, for the shares of Common Stock represented thereby, measured as of the grant date.

For purposes of this Section 2.4, the number of shares of Common Stock to which an Award relates shall be counted against the number of shares of Common Stock available under the Plan at the time of grant of the Award, provided that tandem Awards shall not be double-counted. If any Award under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, except by reason of the exercise of a tandem Award, or if shares of Common Stock pursuant to an Award are forfeited pursuant to restrictions applicable to the Award, or if payment is made to the Participant in the form of cash, cash equivalents or other property other than shares of Common Stock, the number of shares subject thereto shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock shall not become available for purposes of the Plan: (1) shares of Common Stock previously owned or acquired by the Participant that are delivered to the Company, or withheld from an Award, to pay the exercise price, (2) shares of Common Stock that are delivered or withheld for purposes of satisfying a tax withholding obligation, or (3) shares of Common Stock reserved for issuance upon the grant of a SAR Award that exceed the number of shares actually issued upon exercise. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board or its delegate.

2.5 Individual Limitations on Awards.  The maximum aggregate number of shares of Common Stock which shall be available for the grant of Options and SARs and purchase rights to any one individual under the Plan during any calendar year shall be limited to 100,000 shares. The maximum number of shares subject to Awards (other than Options and SARs) that are intended to qualify as performance-based compensation under Section 162(m) of the Code and may be earned based on the achievement of Performance Criteria in any one calendar year by any individual Participant is 100,000 shares of Common Stock or, if such Award is payable in cash, the Fair Market Value equivalent thereof. In the case of multi-year Performance Periods, as hereinafter defined, the amount which is earned in any one calendar year of the Performance Period is the amount earned for the Performance Period divided by the number of full and partial calendar years in the period. The limitations in this Section 2.5 shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

2.6 Conditions.  The obligation of the Company to issue shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

2.7 Forfeiture.  Notwithstanding any other provision of the Plan, the Committee may determine, and provide in an Award Agreement, that an Award shall be forfeited and/or shall be repaid to the Company if the Participant engages in (i) competition with the Company or any of its Affiliates, except that this limitation shall not apply where the Participant’s employment is terminated by the Company or an Affiliate without cause (as defined in Section 3.5(d)) within two years following the occurrence of a Change in Control, or (ii) conduct that is materially adverse to the interests of the Company, including fraud or conduct contributing to any financial restatements or irregularities.

Section 3.  Stock Options and Stock Appreciation Rights

3.1 Grant.  The Committee shall have authority, in its discretion, (a) to grant “incentive stock options” pursuant to Section 422 of the Code, (b) to grant “nonstatutory stock options” (i.e., Options which do not qualify under Sections 422 or 423 of the Code), (c) to grant tandem SARs in conjunction with Options and (d) to grant SARs on a stand-alone basis. Tandem SARs may only be granted at the time the related Option is granted. No reload option rights or dividend equivalents may be granted in connection with any Option or SAR.

3.2 Stock Option Provisions.

(a) Option Price.  The purchase price at which each Option may be exercised (the “Option Price”) shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the Option on the date of grant.

(b) Form of Payment.  The Option Price for each Option shall be paid in full upon exercise and shall be payable (i) in cash (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program, or (ii) except as otherwise provided in the Award Agreement, in whole or in part by delivering to, or withholding from the Award, the Company shares of Common Stock having a Fair Market Value on the date of exercise of the Option equal to the Option Price for the shares being purchased; except that any portion of the Option Price representing a fraction of a share shall in any event be paid in cash, and delivered shares may be subject to terms and conditions imposed by the Committee. If permitted by the Committee, delivery of shares in payment of the Option Price of an Option may be accomplished by the Participant’s certification of ownership of the shares to be delivered, in which case the number of shares issuable on exercise of the Option shall be reduced by the number of shares certified but not actually delivered.

(c) Limitation on Incentive Stock Options.  The aggregate Fair Market Value, determined on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. To the extent the amount is exceeded, such stock options shall be nonstatutory stock options.

(d) Exercisability and Term.  Options shall become exercisable at such time or times and/or upon the occurrence of such event or events as may be determined by the Committee. No Option shall be exercisable after the expiration of ten years. To the extent exercisable at any time, Options may be exercised in whole or in part. Each Option shall be subject to earlier termination as provided in Sections 3.3(d) and 3.5 hereof.

3.3 Stock Appreciation Right Provisions.

(a) Price of Stand-Alone SARs.  The base price for stand-alone SARs (the “Base Price”) shall be such price as the Committee, in its sole discretion, shall determine but shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the stand-alone SAR on the date of grant.

(b) Payment of SARs.  SARs shall entitle the Participant upon exercise to receive the amount by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Option Price of any tandem Option or the Base Price of a stand-alone SAR, multiplied by the number of shares in respect of which the SAR shall have been exercised. In the sole discretion of the Committee, the Company may pay all or any part of its obligation arising out of a SAR exercise in cash, shares of Common Stock or any combination thereof. Payment shall be made by the Company upon the date of exercise.

(c) Term and Exercise of Stand-Alone SARs.  The term of any stand-alone SAR granted under the Plan shall be for such period as the Committee shall determine, but for not more than ten years from the date of grant thereof. Each stand-alone SAR shall be subject to earlier termination as provided in Section 3.5 hereof. Each stand-alone SAR granted under the Plan shall be exercisable on such date or dates during the term thereof and for such number of shares of Common Stock as may be provided in the Award Agreement.

(d) Term and Exercise of Tandem SARs.  If SARs are granted in tandem with an Option (i) the SARs shall be exercisable at such time or times and to such extent, but only to such extent, that the related Option shall be exercisable, (ii) the exercise of the related Option shall cause a share for share reduction in the number of SARs which were granted in tandem with the Option; and (iii) the payment of SARs shall cause a share for share reduction in the number of shares covered by such Option. Tandem SARs granted in connection with an incentive stock option are not exercisable unless the then fair market value of the Common Stock exceeds the Option Price of the tandem Option.

3.4 Non-Transferability.  No Option, SAR or other award shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death; provided, further that awards may not in any event be transferred in exchange for consideration. All Options, SARs and other purchase rights shall be exercisable during the lifetime of the grantee only by the grantee.

3.5 Post-termination Exercise Periods.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement, in the case of a Participant whose employment is terminated:

(a) Retirement.  If termination of employment of a Participant occurs by reason of retirement under any retirement plan of the Company then in effect, the Participant shall have the right to exercise his or her Options and SARs within one year from the date of termination, to the extent such Options and SARs were exercisable at the time of such termination.

(b) Death.  If a Participant shall die while employed by the Company or an Affiliate or within a period following termination of employment during which the Option or SAR remains exercisable under paragraphs (a), (c), (d) or (e) of this Section 3.5, his or her Options and SARs shall fully vest and may be exercised within a period of one year from the date of death by the executor or administrator of the Participant’s estate or by the person or persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution.

(c) Disability.  If termination of employment of a Participant is by reason of the disability of the Participant covered by a long-term disability plan of the Company or an Affiliate then in effect, his or her Options and SARs shall fully vest and may be exercised within the period of one year after the date of termination of employment.

(d) Change in Control.  In the event the employment of a Participant is terminated by the Company or an Affiliate without cause within two years after the occurrence of a Change in Control, as hereinafter defined, following the date of grant, his or her Options and SARs and other purchase rights shall fully vest and may be exercised within one year after the date such termination occurred. For purposes of this paragraph, “without cause” shall mean any termination of employment where it cannot be shown that the employee has (i) willfully failed to perform his or her employment duties for the Company or an Affiliate, (ii) willfully engaged in conduct that is materially injurious to the Company or an Affiliate, monetarily or otherwise, or (iii) committed acts that constitute a felony under applicable federal or state law or constitute common law fraud. For purposes of this paragraph, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company or Affiliate.

(e) Sale of Business Unit or Subsidiary.  If termination of a Participant is due to the sale of a business unit or subsidiary of the Company by which the Participant is employed, the Participant shall have the right to exercise his or her Options and SARs within one year from the date of termination, to the extent such Options and SARs were exercisable at the time of such termination.

(f) Involuntary Termination.  If the Company involuntary terminates a Participant’s employment without cause, as determined by the Committee or its delegate in its sole discretion, the Participant shall have the right to exercise his or her Options and SARs within thirty days from the date of termination, to the extent such Options and SARs were exercisable at the time of such termination.

(g) In the event all employment of a Participant with the Company or an Affiliate is terminated for any reason other than as stated in the preceding paragraphs (a) through (f), his or her Options and SARs shall terminate upon such termination of employment. In the event Options and/or SARs are not vested, or do not vest, upon a termination of employment, the unvested Options and/or SARs shall be forfeited and shall terminate.

(h) Notwithstanding the foregoing, in no event shall an Option or SAR granted hereunder be exercisable after the expiration of its term.

3.6 Fair Market Value.  For all purposes under the Plan, the fair market value (the “Fair Market Value”) of the Common Stock shall mean the closing price of a share of Common Stock on the NYSE Amex Exchange on the relevant date, or, if no sale shall have been made on such exchange on that date, the closing price on the NYSE Amex Exchange on the last preceding day on which there was a sale.

3.7 Miscellaneous.  Subject to the foregoing provisions of this Section and the other provisions of the Plan, any Option or SAR granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the Award Agreement, or an amendment thereto.

Section 4.  Restricted Stock

4.1 Award.  The Committee may, subject to the provisions of the Plan and such other terms and conditions as it may prescribe, grant one or more shares of restricted stock to Participants.

4.2 Restrictions.  Shares of restricted stock issued to a Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine, beginning on the date on which the Award is granted (as applicable to any Award, the “Restricted Period”). The Committee may also impose such other restrictions, limitations and conditions on the shares or the release of the restrictions thereon as it deems appropriate, including the achievement of Performance Goals and/or based upon Performance Criteria, as hereinafter defined, established by the Committee, limitations on the right to vote restricted stock or the right to receive dividends thereon on a current, reinvested and/or restricted basis. In determining the Restricted Period of an Award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on specified dates following the date of such Award or all at once. The Restricted Period applicable to restricted stock shall, in the case of a time-based restriction, be not less than three years, with no more frequent than ratable vesting over such period or, in the case of a performance-based restriction, be not less than one year; provided, however, that up to 100,000 shares available for awards of restricted stock and other awards pursuant to which the Participant is not required to pay the Fair Market Value, as provided in Section 2.4, may be granted as restricted stock with no minimum vesting period.

4.3 Stock Certificate or Book-Entry.  As soon as practicable following the making of an Award, the restricted stock shall be registered in the Participant’s name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Company on behalf of the Participant until the restrictions are satisfied. If the shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration. Except for the transfer restrictions, and subject to such other restrictions or limitations, if any, as determined by the Committee, the Participant shall have all other rights of a holder of shares of Common Stock, including the right to receive dividends paid with respect to the Restricted Stock and the right to vote such shares. As soon as is practicable following the date on which transfer restrictions on any shares lapse, the Company shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by the Company.

4.4 Termination of Employment.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement or as prohibited by local law, in the case of a Participant whose employment is terminated:

(a) Death, Disability or Retirement.  All restrictions placed upon restricted stock shall lapse immediately upon termination of the Participant’s employment with the Company or an Affiliate if such termination is by reason of the Participant’s death, the disability of the Participant covered by a long-term disability plan of the Company or an Affiliate then in effect or if such termination occurs on the Participant’s retirement under any retirement plan of the Company then in effect.

(b) Sale of Business Unit or Subsidiary.  All restrictions placed upon restricted stock shall lapse immediately upon termination of a Participant’s employment due to the sale of a business unit or subsidiary of the Company by which the Participant is employed.

(c) Other Termination of Employment.  Upon the effective date of a termination for any reason not specified in paragraphs (a) or (b) of this Section 4.4, all shares then subject to restrictions immediately shall be forfeited to the Company without consideration or further action being required of the Company. In the event the restrictions applicable to restricted stock do not lapse upon a termination of employment, the shares of restricted stock shall be forfeited and shall terminate.

(d) Discretion.  Subject to Section 4.2, the Committee may in its discretion allow restrictions on restricted stock to lapse prior to the date specified in an Award Agreement.

Section 5.  Restricted Stock Units

5.1 Award of Restricted Stock Units.  The Committee may, subject to the provisions of the Plan and such other terms and conditions as it may prescribe, grant restricted stock units to Participants.

5.2 Restrictions.  The Restricted Period applicable to restricted stock units granted shall, in the case of a time-based restriction, be not less than three years, with no more frequent than ratable vesting over such period or, in the case of a performance-based restriction, be not less than one year; provided, however, that up to 100,000 shares available for awards of restricted stock units and other awards pursuant to which the Participant is not required to pay the Fair Market Value, as provided in Section 2.4, may be granted as restricted stock units with no minimum vesting period. The Committee may also impose such other restrictions, limitations and conditions on the restricted stock units or the release of the restrictions thereon as it deems appropriate, including the achievement of Performance Goals and/or based upon Performance Criteria established by the Committee and the right to receive dividend equivalents thereon, on a current, reinvested and/or restricted basis. In determining the Restricted Period of an Award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the restricted stock units on specified dates following the date of such Award or all at once.

5.3 Termination of Employment.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement or as prohibited by local law, in the case of a Participant whose employment is terminated:

(a) Death, Disability or Retirement.  All restrictions placed upon restricted stock units shall lapse immediately upon termination of the Participant’s employment with the Company or an Affiliate if such termination is by reason of the Participant’s death, the disability of the Participant covered by a long-term disability plan of the Company or an Affiliate then in effect or if such termination occurs on the Participant’s retirement under any retirement plan of the Company then in effect.

(b) Sale of Business Unit or Subsidiary.  All restrictions placed upon restricted stock units shall lapse immediately upon termination of a Participant’s employment due to the sale of a business unit or subsidiary of the Company by which the Participant is employed.

(c) Other Termination of Employment.  Upon the effective date of a termination for any reason not specified in paragraphs (a) or (b) of this Section 5.3, all restricted stock units then subject to restrictions immediately shall be forfeited to the Company without consideration or further action being required of the Company. In the event the restrictions applicable to restricted stock units do not lapse upon a termination of employment, the restricted stock units shall be forfeited and shall terminate.

(d) Discretion.  Subject to Section 5.2, the Committee may in its discretion allow restrictions on restricted stock units to lapse prior to the date specified in the Award Agreement.

5.4 Payment.  During the two and one-half months following the end of the calendar year in which vesting occurs, the Company shall either pay to the Participant or his estate a number of shares of Common Stock equal to the number of restricted share units vested. Notwithstanding the foregoing sentence, the Committee shall have the authority, in its discretion, to determine that the obligation of the Company shall be paid in cash, equal to the number of restricted share units vested multiplied by the Fair Market Value of a share of Common Stock on such date, or part in cash and part in shares of Common Stock.

Section 6.  Performance Share Units

6.1 Grant.  The Committee may, subject to the provisions of the Plan and such other terms and conditions as it may prescribe, grant performance share units to Participants. Performance share units shall represent the right of a Participant to receive shares of Common Stock (or their cash equivalent) at a future date upon the achievement of Performance Goals established by the Committee, during a specified performance period (a “Performance Period”) of not less than one year. Performance share units may include the right to receive dividend equivalents thereon, on a current, reinvested and/or restricted basis.

6.2 Terms of Performance Share Units.

(a) General.  The provisions of this paragraph (a) shall apply to awards that are intended to qualify under Section 162(m) of the Code. The terms established by the Committee for performance share units shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount or number of performance share units which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws, shall be excluded from the calculation to the extent permitted in Section 162(m) of the Code.

(b) Performance Goals.  “Performance Goals” shall mean goals based upon the achievement of one or more preestablished, objective measures of performance during a specified Performance Period, selected by the Committee in its discretion. Performance Goals may be based upon one or more of the following objective performance measures (the “Performance Criteria”) and expressed in either, or a combination of, absolute or relative values or as a percentage of an incentive pool: earnings or earnings per share; total return to stockholders; return on equity, assets or investment; pre-tax margins; revenues; expenses; costs; stock price; market share; charge-offs; non-performing assets; income; operating, net or pre-tax income; operating ratios or results; cash flow. Performance Goals based on such Performance Criteria may be based either on the performance of the Company, an Affiliate, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of making an Award and expressed on either a gross or net basis. The Committee may in its discretion also determine to use other objective performance measures for Performance Goals and/or other terms and conditions even if such Award would not qualify under Section 162(m) of the Code, provided that the Committee identifies the Award as non-qualifying at the time of Award.

(c) Committee Certification.  Following completion of the applicable Performance Period, and prior to any payment of a performance share unit to the Participant which is intended to qualify under Section 162(m) of the Code, the Committee shall determine in accordance with the terms of the Award and shall certify in writing whether the applicable Performance Goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification.

6.3 Termination of Employment.  Except as otherwise expressly provided to the contrary in the applicable Award Agreement, to be entitled to receive payment for a performance share unit, a Participant must remain in the employment of the Company or an Affiliate through the date of payment for such performance share unit.

6.4 Payment.  Payment of performance share units shall be made during the two and one-half months following the end of the calendar year in which vesting occurs. In the sole discretion of the Committee, the Company may pay all or any part of its obligation under the performance share unit in cash, shares of Common Stock or any combination thereof.

Section 7.  Other Stock-Based Awards

7.1 Grant.  The Committee shall have the authority in its discretion to grant to eligible Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares awarded, or securities or other rights convertible or exchangeable into shares of Common Stock. Other stock-based awards, excepting purchase rights, may include the right to receive dividends or dividend equivalents, as the case may be, on a current, reinvested and/or restricted basis.

7.2 Terms of Other Stock-Based Awards.  The Committee shall determine the terms and conditions, if any, of any other stock-based awards made under the Plan, including the achievement of Performance Goals and/or based upon Performance Criteria, subject to any minimum vesting requirements applicable to restricted stock units or restricted stock, as applicable. Other stock-based awards may be granted alone, in addition to or in tandem with other Awards granted under the Plan and/or awards made outside of the Plan. Shares of Common Stock or securities delivered pursuant to a purchase right granted under this Section 7 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, shares of Common Stock, or other property or any combination thereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such shares of Common Stock or other securities on the date of grant of such purchase right. The exercise of the purchase right shall not be deemed to occur, and no shares of Common Stock or other securities will be issued by the Company upon exercise of a purchase right, until the Company has received payment in full of the exercise price.

Section 8.  Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding Options, SARs, restricted stock units, performance share units, or other stock-based awards, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Awards, the maximum number of shares as to which Options, SARs, performance share units and other Awards based upon Performance Criteria may be granted and as to which shares may be awarded during any calendar year under Section 2, and any sub-limits contained within Sections 2, 4.2 and 5.2 with respect to full value Awards or otherwise, shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any restricted stock held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock on which they were distributed.

If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding Option, SAR, restricted stock unit, performance share unit, or other stock-based award and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, SARs, restricted stock units, performance share units, or other stock-based awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as applicable to the restricted stock in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 8, the aggregate Option Price, Base Price or exercise price for all shares subject to each then outstanding Option, SAR, other stock-based award or other award representing a right to purchase shares, prior to such adjustment or substitution shall be the aggregate Option Price, Base Price or exercise price for all shares of stock or other securities (including any fraction), cash or other property to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new Option Price, Base Price or exercise price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to stockholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Option, SAR, restricted stock unit, performance share unit, or other stock-based award which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any restricted stock held in escrow or for which any restricted stock held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted stock exchanged therefor.

If any such adjustment or substitution provided for in this Section 8 requires the approval of stockholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, (i) in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the Option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such Option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option and (ii) all adjustments shall be made in a manner compliant with Section 409A of the Code.

Section 9.  Additional Rights in Certain Events

9.1 Change of Control.

(a) A “Change of Control” shall mean:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) or any successor rule thereto) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act or any successor rule thereto) of securities of the Company entitling such Person to 30% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Power”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute or cause a Change of Control: (A) any acquisition directly from the Company following which the members of the Board continue to be comprised of at least 51% of Continuing Directors, (B) any acquisition by the Company, or (C) any acquisition by any employee benefit plan, employee stock ownership plan (or any related trust for such plans) sponsored or maintained by the Company or by any corporation controlled by the Company; or

(ii) Completion of a tender offer to acquire securities of the Company entitling the holders thereof to 30% or more of the Voting Power of the Company, excepting any acquisitions specified in subsection (i), above, that do not constitute or cause a Change of Control; or

(iii) A successful solicitation subject to Rule 14a-11 under the Exchange Act relating to the election or removal of 50% or more of the members of the Board or any class thereof shall be made by any Person other than the Company or less than 51% of the members of the Board shall be Continuing Directors; or

(iv) The occurrence of a merger, consolidation, share exchange, division or sale or other disposition of all or substantially all of the Company’s assets, and as a result of which the shareholders of the Company immediately prior to such transaction do not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting company, (ii) in the case of a share exchange, the acquiring company, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring company which, immediately following the transaction, holds more than 30% of the consolidated assets of the Company immediately prior to the transaction.

For purposes of this definition, “Continuing Directors” shall mean a director of the Company who either (i) was a director of the Company immediately prior to the Effective Date or (ii) is an individual whose election, or nomination for election, as a director of the Company was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company which would be subject to Rule 14a-11 under the Exchange Act).

9.2 Lapse of Restrictions on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.  Except as otherwise expressly provided to the contrary in an Award Agreement, in the event the employment of a Participant is terminated by the Company and its Affiliates without cause within two years after the occurrence of a Change of Control, his or her restricted stock, restricted stock units, and other stock-based awards shall fully vest and, to the extent subject to an exercise right, may be exercised within one year after the date such termination occurred; provided, however, that the restricted stock units, and other stock-based awards shall remain payable on the date(s) provided in the underlying Award Agreement and provisions of the Plan unless the Change of Control constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company under Section 409A of the Code (a “409A Change of Control”), in which such case the Award shall be payable upon such Change of Control. For purposes of this paragraph, “without cause” and “willful” shall have the meanings specified in Section 3.5(d).

9.3 Deemed Achievement of Performance Goals.  Except as otherwise expressly provided to the contrary in an Award Agreement, if any Change of Control occurs prior to the end of any Performance Period, all Performance Criteria and other conditions pertaining to performance share units and other Awards under which payments are subject to Performance Goals shall be deemed to be achieved or fulfilled on a pro-rata basis for (i) the number of whole months elapsed from the commencement of the Performance Period through the Change of Control over (ii) the number of whole months included in the original Performance Period, measured at the actual performance level achieved or, if not determinable, in the manner specified by the Committee at the commencement of the Performance Period, and shall be waived by the Company. Such Awards shall be payable on the date(s) provided in the underlying Award Agreement and provisions of the Plan unless the Change of Control constitutes a 409A Change of Control, in which such case the Award shall be payable upon such Change of Control.

9.4 Limitation.  Notwithstanding the foregoing Sections 9.2 and 9.3, the Committee may condition the extension of exercise periods, lapse of restrictions and/or deemed achievement of Performance Goals upon the occurrence of a 409A Change of Control.

Section 10.  Effect of the Plan on the Rights of Participants and the Company

Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted any Award under the Plan. Nothing in the Plan, in any Award under the Plan or in any Award Agreement shall confer any right to any employee to continue in the employ of the Company or any Affiliate or interfere in any way with the rights of the Company or any Affiliate to terminate the employment of any employee at any time.

Section 11.  Amendment

The right to amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no amendment of the Plan shall be made without stockholder approval (1) if the effect of the amendment is (a) to make any changes in the class of employees eligible to receive incentive stock options under the Plan, (b) to increase the number of shares subject to the Plan or with respect to which incentive stock options may be granted under the Plan or (2) if stockholder approval of the amendment is at the time required (a) by the rules of any stock exchange on which the Common Stock may then be listed or (b) for Options, SARs and performance share units or other Awards based upon Performance Goals granted under the Plan to qualify as “performance based compensation” as then defined in the regulations under Section 162(m) of the Code. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding Award under the Plan, adversely affect the rights of such holder with respect thereto; except that the Company may amend this Plan from time to time without the consent of any Participant to the extent deemed necessary or appropriate, in its sole discretion, to effect compliance with Section 409A of the Code, including regulations and interpretations thereunder, which amendments may result in a reduction of benefits provided hereunder and/or other unfavorable changes to the Participant. Except as provided in Section 8 of the Plan, repricing of Options, SARs and other purchase rights is prohibited, such that the purchase price of any such award may not be reduced, whether through amendment, cancellation or replacement in exchange for another Option, SAR, other Award or cash payment, unless such action or reduction is approved by the stockholders of the Company.

Section 12.  Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be April 9, 2010, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by a majority of the votes cast at a duly held meeting of stockholders held on or prior to April 8, 2011 at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting. No Option or SARs may be granted and no restricted stock, restricted stock units, performance share units, or other stock-based awards may be awarded under the Plan subsequent to April 8, 2020. Absent additional stockholder approval, no performance share unit award or other Award based upon Performance Criteria and intended to qualify under Section 162(m) of the Code may be granted under the Plan subsequent to the Company’s annual meeting of stockholders in 2015.

Section 13.  Withholding

To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Company, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an award. The Company shall not be required to issue any shares of Common Stock or make any cash or other payment under the Plan until such obligations are satisfied.

The Company is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of shares of Common Stock, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive shares of Common Stock or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

Section 14.  Miscellaneous

14.1 Governing Law.  The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable Federal law.

14.2 Satisfaction of Other Obligations.  In the discretion of the Committee, other stock-based awards, including shares of Common Stock, and other types of Awards authorized under the Plan may be used in connection with, or to satisfy obligations of the Company or an Affiliate to eligible employees under, other compensation or incentive plans, programs or arrangements of the Company or an Affiliate.

14.3 Foreign Plan Requirements.  To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules and/or sub-plans applicable to awards granted to Participants who are foreign nationals, are employed outside the United States, or both, and may grant awards to such Participants in accordance with those rules. In the event that the payment amount is calculated in a foreign currency, the payment amount will be converted to U.S. dollars using the prevailing exchange rate published in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely on) on the relevant date.

■	■
  ANNUAL MEETING OF MICHAEL BAKER CORPORATION

Date:	May 26, 2010
Time:	10:00 a.m. (Eastern Daylight Time)
Place:	Doubletree-Pittsburgh Airport 8402 University Blvd, Coraopolis, PA 15108
See Voting Instruction on Reverse Side.

Please make your marks like this: ☒ Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR proposals 1, 2, 3 and 4.
1:	Election of Directors
	01 Robert N. Bontempo	06 John E. Murray, Jr.
	02 Nicholas P. Constantakis	07 Pamela S. Pierce
	03 Mark E. Kaplan	08 Richard L. Shaw
	04 Robert H. Foglesong	09 David N. Wormley
05 Bradley L. Mallory

Vote For	Withhold Vote	*Vote For
All Nominees	From All Nominees	All Nominees Except

☐	☐	☐

*INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exception” box and write the number(s) in the space provided to the right.

		For	Against	Abstain

2:	Approval of Michael Baker’s Employee Stock Purchase Plan	☐	☐	☐

3:	Approval of Michael Baker’s Long-Term Incentive Plan	☐	☐	☐

4:	Ratification of the selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for fiscal year ending December 31, 2010	☐	☐	☐

	To attend the meeting and vote your shares in person, please mark this box.	☐
■	Authorized Signatures - This section must be completed for your Instructions to be executed.		■

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Michael Baker Corporation to be
held on Wednesday, May 26, 2010 for
Shareholders as of April 6, 2010

INTERNET	TELEPHONE 866-390-5399

Go To	OR
www.proxypush.com/BKR
• Cast your vote online.		• Use any touch-tone telephone.
• View Meeting Documents.		• Have your Voting Instruction Form ready.
• Follow the simple recorded instructions.
MAIL

OR	• Mark, sign and date your Voting Instruction Form.
• Detach your Voting Instruction Form.
• Return your Voting Instruction Form in the postage-paid envelope provided.
By signing the proxy, you revoke all prior proxies and appoint Richard L. Shaw with full power of substitution to vote your shares on matters shown on the Voting Instruction form and any other matters that may come before the Annual Meeting and all adjournments.
401K shareholder votes must be received by 5:00 P.M. Eastern Time, May 23, 2010.
All other votes must be received by 5:00 P.M., Eastern Time, May 25, 2010.

PROXY TABULATOR FOR

MICHAEL BAKER CORPORATION P.O. BOX 8016 CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Revocable Proxy — Michael Baker Corporation
Annual Meeting of Shareholders
May 26, 2010 10:00 a.m. (Eastern Daylight Time)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints Richard L. Shaw with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Michael Baker Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Wednesday, May 26, 2010 at the Doubletree-Pittsburgh Airport 8402 University Blvd, Coraopolis, PA 15108 and any and all adjournments thereof, as set forth below.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted for all proposals specified on the reverse side.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to Be Held on May 26, 2010, for Michael Baker Corporation
This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at www.proxydocs.com/BKR. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

If you want to receive a paper or e-mail copy of the proxy materials, including the (i) proxy statement, (ii) proxy card and (iii) annual report, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 16, 2010, to facilitate timely delivery.

View Proxy Materials and Annual Report Online at www.proxydocs.com/BKR A convenient way to view proxy materials and VOTE!

Materials may be requested by one of the following methods:

INTERNET	TELEPHONE		*E-MAIL
www.investorelections.com/BKR	(866) 648-8133		paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.		*
If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting materials.

To view your proxy materials online, go to www.proxydocs.com/BKR. Have the 12 digit control number available when you access the website and follow the instructions.

ACCOUNT NO.	# SHARES

www.proxydocs.com/BKR Notice of Annual Meeting

Date:	Wednesday, May 26, 2010
Time:	10:00 a.m. Eastern Daylight Time
Place:	Doubletree-Pittsburgh Airport 8402 University Blvd, Coraopolis, PA 15108
The purpose of the Annual Meeting is to take action on the following proposals:
Proposal One – Election of Directors:

1. Robert N. Bontempo	4. Robert H. Foglesong	7. Pamela S. Pierce
2. Nicholas P. Constantakis	5. Bradley L. Mallory	8. Richard L. Shaw
3. Mark E. Kaplan	6. John E. Murray, Jr.	9. David N. Wormley
Proposal Two – Approval of Michael Baker’s Employee Stock Purchase Plan
Proposal Three – Approval of Michael Baker’s Long-Term Incentive Plan
Proposal Four – Ratification of the selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010
The Board of Directors recommends that you vote for all nominees and for proposals 1, 2, 3 and 4.
Should you require directions to the annual meeting, please call the Doubletree-Pittsburgh Airport at 412-329-1400.
Vote In Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a shareholder who has submitted a proxy before the meeting may revoke that proxy in person at the annual meeting.